Ontario Corporation Number
                                                 Numero de la societ en Ontario

                                                             1325664

                      [STAMP]

[LOGO]  Ministry of               Ministere de
Consumer and                      la Consommation
Commercial Relations              et du Commerce
CERTIFICATE                       CERTIFICAT
This is to certify that these     Ceci certifie que les presents
articles are effective on         statuts entrent en vigueur le

                    May 07 MAI, 1999
------------------------------------------------------------------
                 /s/[ILLEGIBLE]                                      Trans
               Director/Directeur           [11]                     Code
Business Corporations Act/Loi sur les societes par actions            |C|
                                                                      18
                   Form 3 Business Corporations Act Formula 3
                        Loi sur les societes par actions



                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION


1.  The present name of the corporation is:              Denomination sociale actuelle de la societe:

    |I|N|T|E|R|N|A|T|I|O|N|A|L|_|M|E|N|U|_|S|O|L|U|T|I|O|N|S|_|I|N|C|.|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|


2.  The name of the corporation is changed to (if        Nouvelle denomination sociale de la societe (s'il y a
    applicable):                                         lieu):

    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|


3.  Date of incorporation/amalgamation:                  Date de la constitutuoin ou de la fusion:

                               01, January, 1999
________________________________________________________________________________
                               (Day, Month, Year)
                              (jour, mois, annee)

4.  The articles of the corporation are amended as       Les statuts de la societe sont modifies de la facon
    follows:                                             suivante:

The Articles be and they are amended by:

1.   Deleting  the  unlimited  number  of  Class  A  Special   Preferred  Shares
     authorized.

2. Increasing the authorized capital of the Corporation by creating an unlimited number of Class E Special Shares issuable in series so that thereafter the authorized capital is divided into an unlimited number of common shares, an unlimited number of Class X Shares, an unlimited number of Class B Special Shares, an unlimited number of Class C Special Shares, an unlimited number of Class D Special Shares and an unlimited number of Class E Special Shares.

3. Deleting the share attributes of the Class X Shares and substituting therefore the share attributes of the Class X Shares as set out in Schedule A attached hereto.

4.   Deleting  the  share   attributes  of  the  Class  B  Special   Shares  and
     substituting therefore the attributes of the Class B Special Shares as set out in Schedule B attached hereto.

5.   Deleting  the  share   attributes  of  the  Class  C  Special   Shares  and
     substituting therefore the attributes of the Class C Special Shares as set out in Schedule B attached hereto.

6.   Deleting  the  share   attributes  of  the  Class  D  Special   Shares  and
     substituting therefore the attributes of the Class D Special Shares as set out in Schedule B attached hereto.

7. Adding the following rights, privileges, restrictions and conditions to the Class E Special Shares as a class as set out in Schedule C attached hereto.

                                                                              1a

To provide that the Class X Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions:

                                    ARTICLE 1
                                 INTERPRETATION

For the purposes of these share provisions:

1.1 "Affiliate" of any person means any other person directly or indirectly controlled by, or under common control of, that person. For the purposes of this definition, "control" (including, within correlative meanings, the terms "controlled by" and "under common control of"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

"Automatic Redemption Date" means the date for the automatic redemption by the Corporation of Class X Shares pursuant to Article 7 of these share provisions, which date shall be December 31, 2006, unless (a) such date shall be extended at any time or from time to time to a specified later date by the Board of Directors or (b) such date shall be accelerated at any time to a specified earlier date by the Board of Directors if at such time there are less than 100,000 Class X Shares outstanding.

"Board of Directors" means the Board of Directors of the Corporation.

"Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business, in either or both of New York, New York and Toronto, Ontario.

"Canadian Dollar Equivalent" means in respect of any amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

"Common Shares" means the common shares of the Corporation.

"Corporation" means International Menu Solutions Inc. a corporation amalgamated under the laws of the Province of Ontario.

"Current Market Price" means, in respect of an IMSC Common Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and asked prices of IMSC Common Shares during a period of 20 consecutive trading days ending not more than 5 trading days before such

                                                                              1b

date on the National Market System of the National Association of Securities Dealers Automated Quotation System or, if the IMSC Common Shares are not then quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System, on such other stock exchange or automated quotation system on which the IMSC Common Shares are listed on quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that in the event IMSC Common Shares are not then listed or quoted on any recognized stock exchange or automated quotation system or, if, in the opinion of the Board of Directors the public distribution or trading activity of IMSC Common Share during such period does not create a market which reflects the fair market value of the IMSC Common Shares, then the Current Market Price of an IMSC Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

"Class X Shares" means the non-voting Class X Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

"IMSC" means International Menu Solutions Corporation, a corporation organized and existing under the laws of Nevada, U.S.A. and any successor corporation.

"IMSC Call Notice" has the meaning ascribed thereto in Section 6.3 of these share provisions.

"IMSC Common Shares" means the shares of common stock of IMSC, with a par value of US $0.001 per share, having voting rights of one vote per share, and any other securities in which such shares may be changed.

"IMSC Dividend Declaration Date" means the date on which the Board of Directors of IMSC declares any dividend on the IMSC Common Shares.

"IMSC Special Share" means one share of stock of IMSC with no par value and having voting rights at meetings of holder of IMSC Common Shares equal to the number of Class X Shares outstanding from time to time to be issued to holders of Class X Shares.

"Liquidation Amount" has the meaning ascribed thereto in Section 5.1 of these share provisions.

"Liquidation Call Right" means:

(a) the overriding right of IMSC, subject to (b) and (c) hereof, (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation pursuant to Article 5 of the Class X Share Provisions, to purchase from all but not less than all of the holders of Class X Shares on the Liquidation Date all but not less than all of the Class X Shares held by each such holder on payment by IMSC of an amount per share equal to (i) the Current Market Price of the IMSC Common Share on the last Business Day prior to the

                                                                              1c

Liquidation Date, which shall be satisfied in full by causing to be delivered to such holder one IMSC Common Share, plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Class X Share (collectively the "Liquidation Call Purchase Price"). In the event of the exercise of the Liquidation Call Right by IMSC, each holder shall be obligated to sell all the Class X Shares held by the holder to IMSC on the Liquidation Date on payment by IMSC to the holder of the Liquidation Call Purchase Price for each such share.

(b) To exercise the Liquidation Call Right, IMSC must notify the Corporation's secretary or other transfer agent (the "Transfer Agent"), as agent for the holders of Class X Shares, and the Corporation of the intention to exercise such right at least 55 days before the Liquidation Date in the case of voluntary liquidation, dissolution or winding up of the Corporation and at least five (5) Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of the Corporation. The Transfer Agent will notify the holders of Class X Shares as to whether or not IMSC has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by IMSC. If IMSC exercises the Liquidation Call Right, on the Liquidation Date, IMSC will purchase and the holders will sell all of the Class X Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

(c) For the purposes of completing the purchase of the Class X Shares pursuant to the Liquidation Call Right, IMSC shall deposit with the Transfer Agent, on or before the Liquidation Date, a certificate representing the aggregate number of the IMSC Common Shares deliverable by IMSC in payment of the total Liquidation Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price. Provided that the total Liquidation Call Purchase Price has been so deposited with the transfer Agent, on and after the Liquidation Date the rights of each holder of the Class X Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by IMSC upon presentation and surrender by the holder of certificates representing the Class X Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the IMSC Common Shares delivered to it. Upon surrender to the Transfer Agent of a certificate or certificates representing Class X Shares, together with an equal number of Class N Shares and such other documents and instruments as may be required to effect a transfer of Class X Shares under the Business Corporations Act (Ontario) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of the IMSC shall deliver to such holder, certificates representing the IMSC Common Shares to which the holder is entitled and a cheque or cheques of IMSC payable at par and in Canadian dollars at any branch of the bankers of IMSC or of the Corporation in Canada in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price. If IMSC does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of Class X Shares will be entitled to receive in exchange therefor the liquidation price

                                                                              1d

otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to Article 5 of the Class X Share Provisions.

"Liquidation Date" has the meaning ascribed thereto in Section 5.1 of these share provisions.

"Purchase Price" has the meaning ascribed thereto in Section 6.3 of these share provisions.

"Redemption Call Right" means:

(a) the overriding right of IMSC, subject to (b) and (c) hereof (the "Redemption Call Right"), notwithstanding the proposed redemption of the Class X Share by the Corporation pursuant to Article 7 of the Class X Share Provisions, to purchase from all but not less than all of the holders of Class X Shares on the Automatic Redemption Date all but not less than all of the Class X Shares held by each such holder on payment by IMSC to the holder of an amount per share equal to (i) the Current Market Price of IMSC Common Share on the last Business Day prior to the Automatic Redemption Date which shall be satisfied in full by causing to be delivered to such holder one IMSC Common Share plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Class X Share (collectively the "Redemption Call Purchase Price"). In the event of the exercise of the Redemption Call Right by IMSC, each holder shall be obligated to sell all the Class X Shares held by the holder to IMSC on the Automatic Redemption Date on payment by IMSC to the holder of the Redemption Call Purchase Price for each such share.

(b) To exercise the Redemption Call Right, IMSC must notify the Transfer Agent, as agent for the holders of Class X Shares and the Corporation of IMSC's intention to exercise such right at least one hundred and twenty-five (125) days before the Automatic Redemption Date. The Transfer Agent will notify the holders of the Class X Shares as to whether or not IMSC has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by IMSC. If IMSC exercises the Redemption Call Right, on the Automatic Redemption Date IMSC will purchase and the holders will sell all of the Class X Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

(c) For the purposes of completing the purchase of the Class X Shares pursuant to the Redemption Call Right, IMSC shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, certificates representing the aggregate number of IMSC Common Shares deliverable by IMSC in payment of the total Redemption Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price. Provided that the total Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date the rights of each holder of Class X Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by IMSC upon presentation and surrender by the holder of certificates representing the Class X Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of

                                                                              1e

IMSC Common Shares delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Class X Shares, together with such other documents and instruments as may be required to effect a transfer of Class X Share under the Business Corporations Act (Ontario) and the by-laws of the Corporation and such additional documents and instruments, as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of IMSC shall deliver to such holder, certificates representing IMSC Common Shares to which the holder is entitled and a cheque or cheques of IMSC payable at par and in Canadian dollars at any branch of the bankers of IMSC or of the Corporation in Canada in payment of the remaining portion, if any, of the total Redemption Call Purchase Price. If IMSC does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Class X Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of the Class X Shares pursuant to
Article 7 of the Class X Share Provisions.

"Redemption Price" has the meaning ascribed thereto in Section 7.1 of these share provisions.

"Retracted Shares" has the meaning ascribed thereto in Section 6.1 of these share provisions.

"Retraction Call Right" has the meaning ascribed thereto in Section 6.1 of these share provisions.

"Retraction Date" has the meaning ascribed thereto in Section 6.1(b) of these share provisions.

"Retraction Price" has the meaning ascribed thereto in Section 6.1 of these share provisions.

"Retraction Request" has the meaning ascribed thereto in Section 6.1 of these share provisions.

"Support   Agreement"  means  the  Support   Agreement   between  IMSC  and  the
Corporation, made as of the 15th day of July, 1998.

"Transfer Agent" means the secretary of the Corporation or such other person as may from time to time be the registrar and transfer agent for the Class X Shares.

                                    ARTICLE 2
                            RANKING OF CLASS X SHARES

2.1 The Class X Shares shall be entitled to a preference over the Common Shares and shall rank on a parity with the Class B Special shares, the Class C Special shares, the Class D Special shares and the Class E Special shares with respect to the payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs.

                                                                              1f

                                    ARTICLE 3
                                    DIVIDENDS

3.1 A holder of a Class X Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each IMSC Dividend Declaration Date, declare a dividend on each Class X Share (a) in the case of a cash dividend declared on IMSC Common Shares, in an amount in cash for each Class X Share equal to the Canadian Dollar Equivalent on the IMSC Dividend Declaration Date of the cash dividend declared on each IMSC Common Share or (b) in the case of a stock dividend declared on IMSC Common Shares to be paid in IMSC Common Shares, in such number of Class X Shares for each Class X Share as is equal to the number of IMSC Common Shares to be paid on each IMSC Common Share or (c) in the case of a dividend declared on IMSC Common Shares in property other than cash or IMSC Common Shares, in such type and amount of property for each Class X Share as is the same as or economically equivalent to (to be determined by the Board of Directors) the type and amount of property declared as a dividend on each IMSC Common Share. Such dividends shall be paid out of money, assets or property of the Corporation property applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

3.2 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by
Section 3.1(a) hereof and the sending of such a cheque to each holder of a Class X Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of the Class X Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof and the sending of such a certificate to each holder of and Class X Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determined and the issuance, distribution or transfer thereof by the Corporation to each holder of a Class X Share shall satisfy the dividend represented thereby. No holder of a Class X Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six (6) years from the date of which such dividend was payable.

3.3 The record date for the determination of the holders of Class X Shares entitled to receive payment of, and the payment date for, any dividend declared on the Class X Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on IMSC Common Shares.

3.4 If on any payment date for any dividends declared on the Class X Shares under Section 3.1 hereof the dividends are not paid in full on all of the Class X Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the

                                                                              1g

Board of Directors on which the Corporation shall have sufficient moneys, assets or property applicable to the payment of such dividends.

                                    ARTICLE 4
                              CERTAIN RESTRICTIONS

4.1 So long as any of the Class X Shares are outstanding, the Corporation shall not at anytime without, but may at any time with, the approval of the holders of the Class X Shares given as specified in Section 10.2 of these share provisions:

(a) pay any dividends on the Common Shares, or any other shares ranking junior to the Class X Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Class X Shares, as the case may be;

(b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Class X Shares;

(c) redeem or purchase any other shares of the Corporation ranking equally with the Class X Shares with respect to the payment of dividends or on any liquidation distribution; or

(d) issue any Class X Shares or any other shares of the Corporation ranking equally with, or superior to, the Class X Shares other than issued and outstanding Class AA@ Special Preferred Shares and other than by way of stock dividends to the holders of such Class X Share or as contemplated by the Support Agreement.

The restrictions in Sections 4.1(a), 4.1(b) and 4.1(c) above shall not apply if all dividends on the outstanding Class X Shares corresponding to dividends declared to date of IMSC Common Shares shall have been declared on the Class X Shares and paid in full.

                                    ARTICLE 5
                           DISTRIBUTION ON LIQUIDATION

5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Class X Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Class X Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the Class X Shares, an amount per share equal to (a) the Current Market Price of an IMSC Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one IMSC Common Share, plus (b) an additional amount equivalent to the full

                                                                              1h

amount of all declared and unpaid dividends on each such Class X Share (collectively the "Liquidation Amount").

5.2 On or promptly after the Liquidation Date, and subject to the exercise by IMSC of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Class X Shares the Liquidation Amount for each such Class X Share upon presentation and surrender of the certificates representing such Class X Shares, together with such other documents and instruments as may be required to effect a transfer of Class X Shares under the Business Corporations Act (Ontario) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Class X Shares. Payment of the total Liquidation Amount for such Class X Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Class X Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Class X Shares, on behalf of the Corporation of certificates representing IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom by the Corporation). On and after the Liquidation Date, the holders of the Class X
Shares shall cease to be holders of such Class X Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Class X Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Class X Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Class X Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom) for such Class X Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Class X Shares shall thereafter be considered and deemed for all purposes to be the holders of IMSC Common Shares delivered to them.

5.3 After the Corporation has satisfied its obligations to pay the holders of the Class X Shares the Liquidation Amount per Class X Share pursuant to Section
5.1 of these share  provisions,

                                                                              1i

such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

                                    ARTICLE 6
                     RETRACTION OF CLASS X SHARES BY HOLDER

6.1 A holder of Class X Shares shall be entitled at any time and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Class X Shares registered in the name of such holder for an amount per share equal to (a) the Current Market Price of an IMSC Common Share on the last Business Day prior to the Retraction Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one IMSC Common Share for each Class X Share presented and surrendered by the holder, plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon (collectively the "Retraction Price", provided that if the record date for any such declared and unpaid dividends occurs on or after the Retraction Date, the Retraction Price shall not include such additional amount equivalent to the declared and unpaid dividends). To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent, as may be specified by the Corporation by notice to the holders of Class X Shares the certificate or certificates representing the Class X Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Class X Shares under the Business Corporations Act (Ontario) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule "A" hereto or in such other form as may be acceptable to the Corporation:

(a) specifying that the holder desires to have all or any number specified therein of the Class X Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

(b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retracting Date shall be not less than five (5) Business Days nor more than ten
(10) Business Days after the date on which the Retracting Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth (10th) Business Day after the date on which the Retraction Request is received by the Corporation;

(c) acknowledging the overriding right (the "Retraction Call Right") of IMSC to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to IMSC in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.


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                                                                              1j

6.2 Subject to the exercise by IMSC of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Class X Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retracting Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Class X Shares represented by any certificate are redeemed or purchased by IMSC pursuant to the Retraction Call Right, a new certificate for the balance of such Class X Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify IMSC thereof. In order to exercise the Retraction Call Right IMSC must notify the Corporation in writing of its determination to do so (the "IMSC Call Notice") within two Business Days of notification to IMSC by the Corporation of the receipt by the Corporation of the Retraction Request. If IMSC does not so notify the Corporation within such two (2) Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to IMSC in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and shall purchase from such holder and such holder shall sell to IMSC on the Retraction Date the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price per share. For the purposes of completing a purchase pursuant to the Retraction Call Right, IMSC shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing IMSC Common Shares and a cheque in the amount of the remaining portion, if any, of the total Purchase Price. Provided that the total Purchase Price has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event IMSC does not deliver a IMSC Call Notice with such two (2) Business Day period, and provided that Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this
Article 6.

6.4 The Corporation or IMSC, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Class X Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Class X Shares, certificates representing IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or

                                                                              1k

encumbrance), registered in the name of the holder or in such other name as the holder may request in payment of the total Retraction Price or the total Purchase Price, as the case may be, and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment of the remaining portion, if any, of the total Retraction Price (less any tax required to be deducted and withheld therefrom by the Corporation) or a cheque of IMSC payable at par and in Canadian dollars at any branch of the bankers of IMSC or of the Corporation in Canada in payment of the remaining portion, if any, of the total Purchase Price, as the case may be, and such delivery of such certificates and cheque on behalf of the Corporation or by IMSC, as the case may be, or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability of the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheque (plus any tax required and in fact deducted and withheld therefrom and remitted to the proper tax authority) unless such cheque is not paid on due presentation.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall ceased to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by IMSC shall thereafter be considered and deemed for all purposes to be a holder of IMSC Common Shares delivered to it.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares specified by a holder in a Retraction Request the Corporation shall only be required to redeem Retracted Shares to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two (2) Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of the Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked

                                                                              1l

by the holder in the manner specified in Section 6.7, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 of these share provisions as a result of solvency requirement of applicable law shall be deemed by giving the Retraction Request to require IMSC to purchase such Retracted Shares from such holder on the Retraction Date or as soon a practicable thereafter on payment by IMSC to such holder of the Purchase Price for each such Retracted Share.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to IMSC shall be deemed to have been revoked.

                                    ARTICLE 7
                 REDEMPTION OF CLASS X SHARES BY THE CORPORATION

7.1 Subject to applicable law, and subject to the exercise by IMSC of the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Class X Shares for an amount per share equal to (a) the Current Market Price of an IMSC Common Share on the last Business Day prior to the Automatic Redemption Date, which shall be satisfied in full by the Corporation causing to be delivered to each holder of Class X Shares one IMSC Common Share for each Class X Share held by such holder, plus (b) an additional amount equivalent to the full amount of all declared and unpaid dividends thereon (collectively the "Redemption Price").

7.2 In any case of a redemption of Class X Shares under this Article 7, the Corporation shall, at least one hundred and twenty (120) days before the Automatic Redemption Date, send or cause to be sent to each holder of Class X Shares a notice in writing of the redemption by the Corporation or the purchase by IMSC under the Redemption Call Right, as the case may be, of the Class X
Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date, and, if applicable, particulars of the Redemption Call Right. On or after the Automatic Redemption Date and subject to the exercise by IMSC of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Class X Shares to be redeemed the Redemption Price for such Class X Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Class X Shares under the Business Corporations Act (Ontario) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Class X Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of

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                                                                              1m

certificates representing IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the additional amount equivalent to the full amount of all declared and unpaid dividends comprising part of the total Redemption Price. On and after the Automatic Redemption Date, the holders of the Class X Shares called for redemption shall cease to be holders of such Class X Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price of such Class X Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Class X Shares as aforesaid to deposit or cause to be deposited the total Redemption Price of the Class X Shares so called for redemption, or of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada names in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Class X Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for such Class X Shares so deposited, against presentation and surrender of the said certificates held by the, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Class X Shares shall thereafter be considered and deemed for all purposes to be holders of IMSC Common Shares delivered to them.

                                    ARTICLE 8
                            PURCHASE FOR CANCELLATION

8.1 Subject to applicable law and the articles of the Corporation, the Corporation may at any time and from time to time purchase for cancellation all of any part of the outstanding Class X Shares at any price by tender to all the holders of record of Class X Shares then outstanding or through the facilities of any stock exchange on which the Class X Shares are listed or quoted at any price per share together with an amount equal to all declared and unpaid dividends thereon. If in response to an invitation for tenders under the provisions of this Section 8.1, more Class X Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Class X Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions)only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If part only of the Class X Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

                                                                              1n

                                    ARTICLE 9
                                  VOTING RIGHTS

9.1 Except as required by applicable law, the holders of the Class X Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

                                   ARTICLE 10
                             AMENDMENT AND APPROVAL

10.1 The rights, privileges, restrictions and conditions attached to the Class X Shares may be added to, changed or removed but only with the approval of the holders of the Class X Shares given as hereinafter specified.

10.2 Any approval given by the holders of the Class X Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class X Shares or any other matter requiring the approval or consent of the holders of the Class X Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class X Shares duly called and held at which the holders of at least fifty percent (50%) of the outstanding Class X Shares duly called and held at which the holders of at least fifty percent (50%) of the outstanding Class X Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of a least fifty percent (50%) of the outstanding Class X Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten (10) days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Class X Shares present or represented by proxy thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class X Shares.

                                   ARTICLE 11
            RECIPROCAL CHANGES, ETC. IN RESPECT OF IMSC COMMON SHARES

11.1 (a) Each holder of Class X Shares acknowledges that the Support Agreement provides, in part, that IMSC will not without the prior approval of the Corporation and the prior approval of the holders of the Class X Shares given in accordance with Section 10.2 of these share provisions:

(i) issue or distribute IMSC Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire IMSC Common Shares) to the holders of all or substantially all of the then outstanding IMSC Common Shares by way of stock dividend or other distribution,

                                                                              1o

other than an issue of IMSC Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire IMSC Common Shares) to holders of IMSC Common Shares who exercise an option to receive dividends on IMSC Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire IMSC Common Shares) in lieu of receiving cash dividends: or

(ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding IMSC Common Shares entitling them to subscribe for or to purchase IMSC Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire IMSC Common Shares); or

(iii) issue or distribute to the holders of all or substantially all of the then outstanding IMSC Common Shares (A) shares or securities of IMSC of any class other than IMSC Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire IMSC Common Shares), (B) rights, options or warrants other than those referred to in Section 11.1(a)(ii) above,
(C) evidences of indebtedness of IMSC or (D) assets of IMSC; unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences or indebtedness or other assets is issued or distributed simultaneously to the holders of the Class X Shares.

(b) Each holder of a Class X Share acknowledges that the Support Agreement further provides, in part, that IMSC will not without the prior approval of the Corporation and the prior approvals of the holders of the Class X Shares given in accordance with Section 10.2 of these share provision:

(i) subdivide, redivide or change the then outstanding IMSC Common Shares into a greater number of IMSC Common Shares: or

(ii) reduce, combine or consolidate or change the then outstanding IMSC Common Shares into a lesser number of IMSC Common Shares; or

(iii)   reclassify  or  otherwise   change  IMSC  Common  Shares  or  effect  an
amalgamation, merger, reorganization or other transaction affecting IMSC Common Shares;

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Class X Shares.

The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Class X Shares given in accordance with Section 11.2 of these share provisions.

                                                                              1p

                                   ARTICLE 12
               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

12.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by IMSC with all provisions of the Support Agreement applicable to the Corporation and IMSC, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant to such agreement.

12.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Class X Shares given in accordance with Section 10.1 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

(a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Class X Shares thereunder; or

(b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interest of the holders of the Class X Shares; or

(c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Class X Shares.


                                   ARTICLE 13
                                     LEGEND

13.1 The certificates evidencing the Class X Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of
Directors  with  respect  to  the  Support  Agreement,   between  IMSC  and  the
Corporation.

                                                                              1q

                                   ARTICLE 14
                                     NOTICES

14.1 Any notice, request or other communication to be given to the Corporation by a holder of Class X Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

14.2 Any presentations and surrender by a holder of Class X Shares to the Corporation or the Transfer Agent of certificates representing Class X Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Class X Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to the office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

14.3 Any notice, request or other communication to be given to a holder of Class X Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Class X Shares shall not invalidate otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

                                   ARTICLE 15
                              CONVERSION PRIVILEGE

15.1 Upon IMSC having acquired Class X Shares pursuant to a Liquidation, Redemption or Retraction, IMSC may convert the said Class X Shares so acquired for Common Shares on a one-for-one basis. The conversion privilege herein provided may be exercised by notice in writing given to the Corporation accompanied by a certificate or certificates representing the Class X Shares in respect of which IMSC thereof desires to exercise such privilege of conversion. Upon receipt of such notice the Corporation shall issue certificates representing fully paid Common Shares upon the basis above prescribed and in accordance with the

                                                                              1r

provisions hereof to IMSC of the Class X Shares represented by the certificate or certificates accompanying such notice. If less than all of the Class X Shares represented by any certificate are to be converted IMSC shall be entitled to receive a new certificate for the Class X Shares representing the shares comprised in the original certificate which are not to be converted.

                                                                              1s


                                  SCHEDULE "A"

                              TO: the "Corporation"

                               RETRACTION REQUEST

     take notice that the undersigned, the holder of Class X Shares in the capital stock of the Corporation does hereby require the Corporation to redeem ___________ number of such Class X Shares (the "Retracted Shares") on the
_______ day of ___________, 1998 (the "Retraction Date").



TAKE FURTHER NOTICE that the undersigned acknowledges that IMSC has the right to exercise the Retraction Call Right and in that event this Retraction Request shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares in accordance with the terms and conditions set out in the share provisions of the Class X Shares.

                     DATED this ___ day of ___________, __.







                       ----------------------------------
                                    Signature

                                                                              1t

                 RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS
              OF THE CLASS B SPECIAL SHARES, CLASS C SPECIAL SHARES
                           AND CLASS D SPECIAL SHARES

     The Class B Special Shares, the Class C Special Shares and the Class D Special Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

                                     PART A
                               GENERAL PROVISIONS

                           Article 1 - Interpretation

     For the purposes of these share provisions, unless the context or subject matter otherwise requires, the following terms shall have the following meanings:

     (a) "Adjusted Book Value" means the book value of TGF as at February 28, 1999 calculated in accordance with GAAP and verified by the financial statements of TGF for the twelve (12) month period ending February 28, 1999, plus the aggregate amount of all shareholder advances, loans or other indebtedness outstanding and owing by TGF or Norbakco to any of Victor Fradkin, Rhys Quin, Lauderdale Capital Corp., Larry Hoffman, 1069924 Ontario Limited, 1069923 Ontario Limited, or Len Shiffman (other than accrued salaries, bonuses or other compensation incurred in the ordinary course of business) as at November 30, 1998;

     (b) "Adjusted EBITDA" with respect to any corporation for any period means the earnings of such corporation during such period before interest, income taxes, depreciation and amortization, as calculated in accordance with GAAP, adjusted by adding back any inter-company management fees or allocations of overhead expenses that are expensed subsequent to December 1, 1998 in such corporation for the relevant period and otherwise adjusting for any other reorganization transactions undertaken subsequent to December 1, 1998, affecting such corporation, the intent being that the calculation should be based on a "normalized" EBITDA of the businesses carried by such corporation. In that regard, to the extent that any of Larry Hoffman's remuneration is no longer expensed in such corporation by virtue of his becoming chief financial officer of the Corporation, such expense shall be included as an expense to such corporation in determining Adjusted EBITDA at the same cost as is currently incurred by such corporation less the amount of any corresponding new expenses incurred by such corporation to replace Larry Hoffman. In addition, in the event that the Corporation requires an audit to be done as at February 28 of any year (in addition to the December 31 audit required for its year end) only

                                                                              1u

          the costs applicable to such corporation for the December 31 audit shall be expensed through such corporation. Inter-company management fees charged to such corporation which are true operating expenses shall be included for the purpose of determining Adjusted EBITDA. Any extraordinary expenses due directly to the sale of such corporation shall be deemed to be excluded as an expense to such corporation for the purpose of determining Adjusted EBITDA;

     (c)  "Board of Directors" means the board of directors of the Corporation;

     (d) "Business Day" means any day other than a Saturday, a Sunday or a day on which banks are not open for business in Toronto, Ontario;

     (e) "Canadian Dollar Equivalent" means in respect of any amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (i) the Foreign Currency Amount by
          (ii) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

     (f) "Class C Liquidation Amount" means the amount per Class C Share that each holder of Class C Shares shall be entitled to under Section 3.1 or 3.2 of Part B hereof, as the case may be;

     (g) "Class D Liquidation Amount" means the amount per Class D Share that each holder of Class D Shares shall be entitled to under Section 3.1 or 3.2 of Part C hereof, as the case may be;

     (h) "Class C Liquidation Date" means the effective date of the liquidation, dissolution or winding-up of the Corporation or other distribution of the assets of the Corporation among its shareholders for the purpose of liquidation of the Corporation's assets or winding up its affairs;

     (i) "Class D Liquidation Date" means the effective date of the liquidation, dissolution or winding-up of the Corporation or other distribution of the assets of the Corporation among its shareholders for the purpose of liquidation of the Corporation's assets or winding up of its affairs;

     (j) "Class B Share Exchange Multiple" means the amount obtained by dividing:

                                                                              1v

          i) the Adjusted EBITDA of TGF for the twelve (12) month period ended February 28, 1999 multiplied by 5, less the Adjusted Book Value; by

          ii)  the Canadian  Dollar  Equivalent  of U.S.$1.40 as at February 28,
               1999;

          and subtracting 53,000 from such quotient; and "Class B Share Exchange Multiple Per Share" means the quotient obtained by dividing the Class B Share Exchange Multiple by the number of Class B Special Shares issued and outstanding as at the close of business (Toronto time) on February 28, 1999;

     (k) "Class C Share Exchange Multiple" means the quotient obtained by dividing:

          i) the Adjusted EBITDA of TGF for the twelve (12) month period ended February 28, 2000; by

          ii) the Canadian Dollar Equivalent as at February 28, 2000 of the lesser of U.S.$2.00 and the Current Market Price of one IMSC Common Share determined as at February 28, 2000;

          and "Class C Share Exchange Multiple Per Share" means the quotient obtained by dividing the Class C Share Exchange Multiple by the number of Class C Special Shares issued and outstanding as at the close of business (Toronto time) on February 28, 2000;

     l) "Class D Share Exchange Multiple" means the quotient obtained by dividing:

          i) the Adjusted EBITDA of TGF for the twelve (12) month period ended February 28,2001 minus the Adjusted EBITDA of TGF for the twelve
               (12) month period ended February 28, 2000; by

          ii) the Canadian Dollar Equivalent as at February 28, 2001 of the lesser of U.S.$2.00 and the Current Market Price of one IMSC Common Share determined as at February 28, 2001;

          and "Class D Share Exchange Multiple Per Share" means the quotient obtained by dividing the Class D Share Exchange Multiple by the number of Class D Special Shares issued and outstanding as at the close of business (Toronto time) on February 28, 2001;

     (m)  "Class X Shares" means Class X Shares of the Corporation;

                                                                              1w

     (n)  "Common Shares" means Common Shares of the Corporation;

     (o) "Current Market Price" means, in respect of an IMSC Common Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and asked prices of IMSC Common Shares during a period of 20 consecutive trading days ending not more than 5 trading days before such date on the National Market System of the National Association of Securities Dealers Automated Quotation System or, if the IMSC Common Shares are not then quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System, on such other stock exchange or automated quotation system on which the IMSC Common Shares are listed on quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that in the event IMSC Common Shares are not then listed or quoted on any recognized stock exchange or automated quotation system or if, in the opinion of the Board of Directors, the public distribution or trading activity of IMSC Common Share during such period does not create a market which reflects the fair market value of the IMSC Common Shares, then the Current Market Price of an IMSC Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further than any such selection, opinion or determination by the board of Directors shall be conclusive and binding;

     (p) "GAAP" means Canadian generally accepted accounting principles applied on a consistent basis;

     (q) "IMSC" means International Menu Solutions Corporation, a Nevada corporation and any successor thereto;

     (r) "IMSC Common Shares" means the shares of common stock of IMSC, with a par value of U.S. $0.001 per share, having voting rights of one vote per share, and any other securities into which such shares may be changed;

     (s) "IMSC Dividend Payment Date" means the date upon which payment of dividends declared by IMSC on the IMSC Dividend Declaration Date is made; and "IMSC Dividend Declaration Date" means the date upon which IMSC declares a dividend on the IMSC Common Shares;

     (t) "Special Shares" means, collectively, the Class B Special Shares, the Class C Special Shares and the Class D Special Shares of the Corporation;

                                                                              1x

     (u)  "TGF"  means   Transcontinental   Gourmet   Foods  Inc.,   an  Ontario
          corporation, and any successor thereto;

     (v) "Transfer Agent" means the secretary of the Corporation or such other person as may from time to time be the registrar and transfer agent for the Special Shares.

1.2 The Board of Directors shall determine, in good faith and in its discretion, acting reasonably, (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may require), what is the "Economic Equivalent" for the purposes of these provisions, and each such determination shall be conclusive and binding on the Corporation and IMSC, and the term "Economic Equivalent" where used in these share provisions shall refer to such determination. In making such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

     i) in the case of any stock dividend or other distribution payable in IMSC Common Shares, the number of such shares issued in proportion to the number of IMSC Common Shares previously outstanding;

     ii) in the case of the issuance or distribution of any options, rights, warrants to subscribe for or purchase IMSC Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire IMSC Common Shares), the relationship between the exercise price of such options, rights or warrants and the Current Market Price of IMSC Common Shares;

     iii) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of IMSC of any class other than IMSC Common Shares, any rights, options or warrants other than those referred to in Section 1.2ii) above, any evidences of indebtedness of IMSC or any assets of IMSC), the relationship between the fair market value (as determined by the Board of Directors) of such property to be issued or distributed with respect to each outstanding IMSC Common Share and the Current Market Price of an IMSC Common Share; and

     iv) in the case of any subdivision, redivision or change of the then outstanding IMSC Common Shares into a greater number of IMSC Common Shares or the reduction, combination or consolidation or change of the then outstanding IMSC Common Shares into a lesser number of IMSC Common Shares or any amalgamation, merger reorganization or other transaction affecting the IMSC Common Shares, the effect thereof upon the then outstanding IMSC Common Shares.

                                                                              1y

                      Article 2 - Ranking of Special Shares

2.1 Each of the classes of Special Shares shall be entitled to a preference over the Common Shares, and shall rank on a parity with each of the other classes of Special Shares, the Class E Special Shares and the Class X Shares, with respect to the payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distributions of assets of the Corporation among its shareholders for the purpose of winding up its affairs.

                            Article 3 - Voting Rights

3.1 The holders of the Class C Special Shares and the Class D Special Shares shall collectively be entitled to elect one director to the Board of Directors to hold office until November 30, 2001, and for the purpose of exercising their right to elect such director, the holders of the Class C Special Shares and the Class D Special Shares shall be entitled to one vote for each Class C Special Share and Class D Special Share held.

      Article 4 - Reciprocal Changes, etc. In Respect of IMSC Common Shares

4.1 Each holder of a Special Share acknowledges that the Support Agreement provides, in part, that IMSC will not without the prior approval of the Corporation and the prior approval of the holders of the Class B Special Shares, the Class C Special Shares and the Class D Special Shares, each voting separately as a class, given in accordance with these share provisions:

     (a) issue or distribute IMSC Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire IMSC Common Shares) to the holders of all or substantially all of the then outstanding IMSC Common Shares by way of stock dividend or other distribution, other than an issue of IMSC Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire IMSC Common Shares) to holders of IMSC Common Shares who exercise an option to receive dividends in IMSC Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire IMSC Common Shares) in lieu of receiving cash dividends; or

     (b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding IMSC Common Shares entitling them to subscribe for or to purchase IMSC Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire IMSC Common Shares); or

                                                                              1z

     (c) issue or distribute to the holders of all or substantially all of the then outstanding IMSC Common Shares (A) shares or securities of IMSC of any class other than IMSC Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire IMSC Common Shares), (B) rights, options or warrants other than those referred to in Section 4.1(b) above, (C) evidences of indebtedness of IMSC or (D) assets of IMSC;

unless the Economic Equivalent on a per share basis of such rights, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to the holders of the Special Shares.

4.2 Each holder of a Special Share acknowledges that the Support Agreement further provides, in part, that IMSC will not without the prior approval of the Corporation and the prior approval of the holders of the Class B Special Shares, the Class C Special Shares and the Class D Special Shares, each voting separately as a class, given in accordance with these share provisions:

     (a) subdivide, redivide or change the then outstanding IMSC Common Shares into a greater number of IMSC Common Shares; or

     (b) reduce, combine or consolidate or change the then outstanding IMSC Common Shares into a lesser number of IMSC Common Shares; or

     (c) reclassify or otherwise change IMSC Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting IMSC Common Shares;

unless the Economic Equivalent of such change shall simultaneously be made to, or in the rights of the holders of, the Special Shares.

4.3 The Support Agreement further provides, in part, that the provisions of the Support Agreement referred to in the preceding Sections 4.1 and 4.2 shall not be changed without the approval of the holders of the Class B Special Shares, the Class C Special Shares and the Class D Special Shares, each voting separately as a class, given in accordance with these share provisions.

         Article 5 - Actions by the Corporation under Support Agreement

5.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by IMSC with all provisions of an agreement (the "Support Agreement") between the Corporation and IMSC applicable to the Corporation and IMSC, respectively, in accordance with the terms

                                                                             1aa

thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to ensure to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant to such agreement.

5.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under the Support Agreement without the approval of the holders of the Class B Special Shares, the Class C Special Shares and the Class D Special Shares, each voting separately as a class, given in accordance with these share provisions, other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

     i) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Class B Special Shares, the Class C Special Shares or the Class D Special Shares thereunder; or

     ii) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors of the Corporation, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Class B Special Shares, the Class C Special Shares and/or the Class D Special Shares; or

     iii) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors of the Corporation shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Class B Special Shares, the Class C Special Shares and/or the Class D Special Shares.

The Corporation shall provide each holder of Class B Special Shares, Class C Special Shares and/or Class D Special Shares with written notification of any such amendment, waiver and/or forgiveness.

                               Article 6 - Notices

6.1 Any notice, request or other communication to be given to the Corporation by a holder of Special Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed

                                                                             1bb

to  the  attention  of  the  Secretary.   Any  such  notice,  request  or  other
communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

6.2 Any presentation and surrender by a holder of Special Shares to the Corporation of certificates representing Special Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Special Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or any other office of the Corporation designated by it in accordance with these share provisions addressed to the attention of the Secretary of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

6.3 Any notice, request or other communication to be given to a holder of Special Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any holder not being so recorded, then at the last known address of such holder. A copy of such notice will be sent to any financial institution which has provided notice to the Corporation that it is a pledgee of any Special Shares. Any such notice, request or other communication, if given by mail shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Special Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

                          Article 7 - Withholding Taxes

7.1 If the payment or delivery of cash or property to the holder of a Special Share pursuant to the provisions hereof would result in the Corporation or IMSC becoming liable to withhold or deduct and remit therefrom an amount on account of the tax liability of such holder under the Income Tax Act (Canada) or the applicable taxation provisions of any other jurisdiction, then, unless such holder provides to the Corporation or IMSC, as the case may be, certificates or such other assurances as are provided for under the Income Tax Act (Canada) or such other applicable taxation provisions as are required to ensure that neither the Corporation nor IMSC is so liable, the cash or property required to be so delivered shall be net of any amounts required to be so withheld or deducted and remitted.

      Article 8 - Specified Amounts for the Purposes of the Income Tax Act

8.1 For the purposes of subsection 191(4) of the Income Tax Act (Canada), the specified amount for each of the classes of Special Shares shall be as follows:

                                                                             1cc

         (a)      for the Class B Special Shares,    $6.67 per share;
         (b)      for the Class C Special Shares,    $5.00 per share; and
         (c)      for the Class D Special Shares,    $4.24 per share.

                  Article 9 - No Fractional IMSC Common Shares

9.1 No certificates or scrip representing a fractional IMSC Common Share shall be required to be delivered to the holder of any of the Special Shares upon the redemption of such Special Shares, a distribution to the holder of such Special Shares upon the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of liquidation of the Corporation's assets or winding up its affairs, or a purchase of such Special Shares by IMSC pursuant to and as provided for in these share provisions (an "Exchange Event"). In lieu of any such fractional
IMSC Common Share, each holder of a Special Share entitled to a fractional interest in an IMSC Common Share upon an Exchange Event shall receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the Canadian Dollar Equivalent of the product of (i) such fraction, multiplied by
(ii) the Current Market Price of one IMSC Common Share determined as at the date upon which such holder becomes entitled to such fractional interest.

                               Article 10 - Legend

10.1 The certificates evidencing the Special Shares shall contain or have affixed thereto a legend, in form and on the terms approved by the Board of Directors of the Corporation, with respect to the Support Agreement between IMSC and the Corporation.


                                     PART B
                             CLASS B SPECIAL SHARES

         The Class B Special Shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

                              Article 1 - Dividends

1.1 From the date of the issuance of the Class B Special Shares up to and including February 28, 1999, the holders of the Class B Special Shares shall be entitled to receive, and the Corporation shall pay thereon, out of monies properly applicable to the payment of dividends, such dividends as the Board of Directors may from time to time declare.

1.2 After February 28, 1999, the holders of the Class B Special Shares shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each IMSC Dividend

                                                                             1dd

Declaration Date, declare a dividend on each Class B Special Share (i) in the case of a cash dividend declared on IMSC Common Shares, in an amount in cash for each Class B Special Share equal to the Canadian Dollar Equivalent on the IMSC Dividend Declaration Date of the cash dividend declared on each IMSC Common Share multiplied by the Class B Share Exchange Multiple Per Share or (ii) in the case of a stock dividend declared on IMSC Common Shares to be paid in IMSC Common Shares, in such number of Class B Special Shares for each Class B Special Share as is equal to the number of IMSC Common Shares to be paid on each IMSC Common Share or (iii) in the case of a dividend declared on IMSC Common Shares in property other than cash or IMSC Common Shares, in such type and amount of property for each Class B Special Share as is the same as or the Economic Equivalent of the type and amount of property declared as a dividend on each IMSC Common Share, multiplied by the Class B Share Exchange Multiple Per Share. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

1.3 The record date for the determination of the holders of Class B Special Shares entitled to receive payment of, and the payment date for, any dividend or distribution declared on the Class B Shares under Section 1.2 hereof shall be the same as the record date and the payment date, respectively, for the corresponding dividend or distribution declared on the IMSC Common Shares.

1.4 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation in Canada shall be issued in respect of any cash dividends contemplated by Section 1.2(i) hereof and the sending of such a cheque to each holder of a Class B Special Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holders of Class B Special Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 1.2(ii) hereof and the sending of such a certificate to each holder of a Class B Special Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 1.2(iii) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of a Class B Special share shall satisfy the dividend represented thereby. No holder of a Class B Special Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend became payable.

1.5 If on any payment date for any dividends declared on the Class B Special Shares under Section 1.2 hereof, such dividends are not paid in full on all of the Class B Special Shares then outstanding because the Corporation does not then have sufficient monies, assets or property applicable to the payment of such dividends, then any such dividends that remain unpaid shall

                                                                             1ee

be paid on the earliest subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient monies, assets or property applicable to the payment of such dividends; and if on any date for the declaration or payment of any dividend declared or to be declared on the Class B Special Shares under Section 1.2 above such dividends are not declared or are not paid in full on all of the Class B Special Shares then outstanding because the Class B Share Exchange Multiple has not then been determined, then any such dividends that remain undeclared and/or unpaid shall be declared and/or paid on the earliest subsequent date or dates determined by the Board of Directors on which the Class B Share Exchange Multiple shall have been determined; provided that if on any date for the payment of a dividend declared or to be declared on the Class B Special Shares under Section 1.2 above such dividend is not paid in full on all of the Class B Special Shares for any reason whatsoever, then the Corporation shall pay to the holders of the Class B Special Shares interest at the rate per annum which is equal to the interest rate then charged to the Corporation by its principal banker for operating credit facilities provided to the Corporation, on the principal amount of such outstanding dividend, from the IMSC Dividend Payment Date to the date of actual payment of such dividend.


                        Article 2 - Certain Restrictions

2.1 So long as any of the Class B Special Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Class B Special Shares given as specified in these share provisions:

     (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Class B Special Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Class B Special Shares, as the case may be;

     (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Class B Special Shares;

     (c) redeem or purchase any other shares of the Corporation ranking equally with the Class B Special Shares with respect to the payment of dividends or on any liquidation distribution; or

     (d) issue any Class B Special Shares or any other shares of the Corporation ranking equally with, or superior to, the Class B Special Shares other than the issuance of Class X Shares and other than by way of stock dividends to the holders of such Class B Special Shares or as contemplated by the Support Agreement.

                                                                             1ff

     The restrictions in Sections 2.1(a), 2.1(b) and 2.1(c) above shall not apply if all dividends on the outstanding Class B Special Shares corresponding to dividends declared to date on IMSC Common Shares shall have been declared on the Class B Special Shares and paid in full.

      Article 3 - Participation Upon Liquidation, Dissolution or Winding-Up

3.1 At any time from the date of the issuance of each Class B Special Share up to and including February 28, 1999, in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of liquidation of the Corporation's assets or winding up its affairs, the holder of such Class B Special Shares shall be entitled, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares and any other shares ranking junior to the Class B Special Share, to payment in respect of such Class B Special Share of an amount equal to $10.00 together with all dividends declared thereon and unpaid, but such holder shall not be entitled to share any further in the distribution of the property or assets of the Corporation if the assets of the Corporation, including surplus, are not sufficient in respect of each Class B Special Share to pay such amount in full, then all the said assets or their proceeds remaining after such payment shall be distributed rateably among the holders of the Class B Special Shares.

3.2 At any time after February 28, 1999, in the event of the liquidation, dissolution or winding-up or the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of liquidation of the Corporation's assets or winding up its affairs, each holder of Class B Special Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Class B Special Share held by such holder on the effective date of such liquidation, dissolution or winding-up (the "Class B Liquidation Date"), before any distribution of any part of the assets of the Corporation among the holders of the Common Shares and any other shares ranking junior to the Class B Special Shares, to an amount per share equal to: (i) the Current Market Price of an IMSC Common Share determined as at the last Business Day prior to the Class B Liquidation Date multiplied by the Class B Share Exchange Multiple Per Share, which shall be satisfied in full by the Corporation causing to be delivered to such holder that number of IMSC Common Shares which is equal to the Class B Share Exchange Multiple Per Share, plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Class B Special Share prior to the Liquidation Date (collectively, the "Class B Liquidation Amount").

3.3 Prior to or on the Class B Liquidation Date, and subject to the exercise by IMSC of the Class B Liquidation Call Right (as set forth and defined below), the Corporation (or its representative or successor) shall cause to be delivered to the holders of Class B Special Shares the Class B Liquidation Amount for each such Class B Special Share upon presentation and surrender of the certificates representing such Class B Special Shares together with such other

                                                                             1gg

documents and instruments as may be required to effect a transfer of Class B Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Class B Special Shares. Payment of the Class B Liquidation Amount for such Class B Special Shares shall be made by delivery to each holder at the address of the holder recorded in the securities register of the Corporation for the Class B Special Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Class B Special Shares of certificates representing IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Corporation payable at par in Canadian dollars at any branch of the bankers of the Corporation in Canada in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the Class B Liquidation Amount.

3.4 If on the Class B Liquidation Date the Class B Liquidation Amount in respect of any of the Class B Special Shares payable under Section 3.2 above cannot be paid because the Class B Share Exchange Multiple has not then been determined, then such Class B Liquidation Amount or any part thereof that remains unpaid shall be paid on the earliest subsequent date or dates determined by the Board of Directions on which the Class B Share Exchange Multiple shall have been determined; provided that in such event, the Corporation (or its representative or successor) shall pay to the holders of the Class B Special Shares interest at the rate per annum which is equal to the interest rate charged to the Corporation by its principal banker at the Class B Liquidation Date for operating credit facilities provided to the Corporation, on the principal amount of such outstanding Class B Liquidation Amount, from the Class B Liquidation Date to the date of actual payment thereof.

3.5 On and after the Class B Liquidation Date, the holders of the Class B Special Shares shall cease to be holders of such Class B Special Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the Class B Liquidation Amount in respect of the Class B Special Shares held by them, unless payment of the Class B Liquidation Amount for such Class B Special Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Class B Liquidation Amount has been paid in the manner hereinbefore provided.

3.6 The Corporation (or its representative or successor) shall have the right at any time after the Class B Liquidation Date to deposit or cause to be deposited the Class B Liquidation Amount in respect of the Class B Special Shares represented by certificates that have not at the Class B Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada designated by the Board of Directors of the

                                                                             1hh

Corporation (the "Deposit Agent"). Upon such deposit being made, the rights of the holders of Class B Special Shares after such deposit shall be limited to receiving the Class B Liquidation Amount in respect of such Class B Special Shares, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the Class B Liquidation Amount, the holders of the Class B Special Shares shall thereafter be considered and deemed for all purposes to be the holders of the IMSC Common Shares delivered to them. After the Corporation has satisfied its obligations to pay the holders of the Class B Special Shares the Class B Liquidation Amount per Class B Special Share pursuant to Section 3.2 above or the amounts payable pursuant to Section 3.1 above, as the case may be, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

3.7 IMSC shall have the overriding right (the "Class B Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation at any time after February 28, 1999 pursuant
Section 3.2 above, to purchase from all, but not less than all, of the holders of Class B Special Shares on the Class B Liquidation Date all, but not less than all, of the Class B Special Shares held by each such holder on payment by IMSC to each holder of an amount per share equal to the Class B Liquidation Amount (as determined pursuant to the provisions of Section 3.2 (the "Class B Liquidation Call Purchase Price"). In the event of the exercise of the Class B Liquidation Call Right by IMSC, each holder shall be obliged to sell all of the Class B Special Shares held by such holder to IMSC on the Class B Liquidation Date on payment by IMSC to the holder of the Class B Liquidation Call Purchase Price for each such share.

3.8 In order to exercise its Class B Liquidation Call Right, IMSC must notify in writing the holders of the Class B Special Shares and the Corporation, of IMSC's intention to exercise such right at least 55 days before the Class B Liquidation Date in the case of voluntary liquidation, dissolution or winding up of the Corporation and at least 5 Business Days before the Class B Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of the Corporation. If IMSC exercises the Class B Liquidation Call Right, then on the Class B Liquidation Date, IMSC will purchase and the holders will sell all of the Class B Special Shares then outstanding for a price per share equal to the Class B Liquidation Call Purchase Price.

3.9 For the purposes of completing the purchase of the Class B Special Shares pursuant to the exercise of Class B Liquidation Call Right, IMSC shall deliver to each holder at the address of the holder recorded in the securities register of the Corporation for the Class B Special Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Class B Special Shares of certificates representing the IMSC Common Shares required to be delivered by IMSC in payment of the Class B Liquidation Call Purchase Price (which shares shall be duly issued as fully paid and non-assessable and shall be

                                                                             1ii

free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque or cheques of the Corporation in Canada payable at par in Canadian dollars at any branch of the bankers of the Corporation in payment of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the Class B Liquidation Amount.

3.10 Provided that the Class B Liquidation Call Purchase Price has been paid as provided for in Section 3.9, on and after the Class B Liquidation Date, the rights of each holder of Class B Special Shares will be limited to receiving the Class B Liquidation Call Purchase Price payable by IMSC in respect of the Class B Special Shares held by such holder upon presentation and surrender by such holder of certificates representing such Class B Special Shares and the holder shall on and after the Class B Liquidation Date be considered and deemed for all purposes to be the holder of the IMSC Common Shares delivered to it. Upon surrender to the Deposit Agent (as defined in Section 3.6 above) of a certificate or certificates representing Class B Special Shares, together with such other documents and instruments as may be required to effect a transfer of Class B Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of IMSC shall deliver to such holder, certificates representing the IMSC Common Shares to which the holder is entitled and a cheque or cheques of IMSC payable at par and in Canadian dollars at any branch of the bankers of IMSC or of the Corporation in Canada in payment of the remaining portion, if any, of the Class B Liquidation Call Purchase Price. If IMSC does not exercise the Class B Liquidation Call Right in the manner described above, on the Class B Liquidation Date, the holders of the Class B Special Shares will be entitled to receive in exchange therefor the Class B Liquidation Amount otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to this
Article 3.

3.11 The Corporation shall provide prompt notice to each holder of outstanding Class B Special Shares of any action, step or proceedings initiated or taken by the Corporation, or another person, in respect of, or for the purpose of, a liquidation, winding-up or dissolution of the Corporation.

           Article 4 - Retraction of Class B Special Shares by Holder

4.1 A holder of Class B Special Shares shall be entitled, at any time after February 28, 1999, subject to the exercise by IMSC of the Class B Retraction Call Right (as set forth and defined below) and otherwise upon compliance with the provisions of this Article 4, to require the Corporation to redeem, on the Class B Retraction Date (defined below), any or all of the Class B Special Shares registered in the name of such holder for an amount per share equal to:
(i) the Current Market Price of one IMSC Common Share determined as at the last Business

                                                                             1jj

Day prior to the Class B Retraction Date (as defined below) multiplied by the Class B Share Exchange Multiple Per Share, which shall be paid and satisfied in full by the Corporation causing to be delivered to such holder that number of IMSC Common Shares which is equal to the Class B Share Exchange Multiple Per Share for each Class B Special Share presented and surrendered by the holder plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on each Class B Special Share prior to the Class B Retraction Date (collectively, the "Class B Retraction Price"), provided that if the record date for any such declared and unpaid dividend occurs on or after the Class B Retraction Date, the Class B Retraction Price shall not include such additional amount equivalent to the declared and unpaid dividend.

4.2 To exercise the right of retraction provided for in Section 4.1, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Class B Special Shares, the certificate or certificates representing the Class B Special Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Class B Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement in the form attached hereto as Schedule "A", or such other form as may be acceptable to the Corporation, acting reasonably (the "Class B Retraction Request"):

     i) specifying that the holder desires to have all or any number specified therein of the Class B Special Shares represented by such certificate or certificates (the "Retracted Class B Shares") redeemed by the Corporation;

     ii) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Class B Shares (the "Class B Retraction Date"), provided that the Class B Retraction Date shall not be less than five (5) Business Days after the date on which the Class B Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Class B Retraction Request, the Class B Retraction Date shall be deemed to be the tenth (10th) Business Day after the date on which the Class B Retraction Request is received by the Corporation; and

     iii) acknowledging the overriding right (the "Class B Retraction Call Right") of IMSC to purchase all but not less than all the Class B Retracted Shares directly from the holder and that the Class B
          Retraction Request shall be deemed to be a revocable offer by the holders to sell the Retracted Class B Shares to IMSC in accordance with the Class B Retraction Call Right.

                                                                             1kk

4.3 Subject to the exercise by IMSC of the Class B Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in this
Article 4 of a certificate or certificates representing the number of Class B Special Shares which the holder desires to have the Corporation redeem, together with a Class B Retraction Request, and provided that the Class B Retraction Request is not revoked by the holder in the manner specified in Section 4.10, the Corporation shall redeem the Class B Retracted Shares effective at the close of business on the Class B Retraction Date and shall cause to be delivered to such holder the Class B Retraction Price with respect to such shares. If only a part of the Class B Special Shares represented by any certificate is redeemed or purchased by IMSC pursuant to the Class B Retraction Call Right, a new certificate for the balance of such Class B Special Shares shall be issued to the holder at the expense of the Corporation.

4.4 Upon receipt by the Corporation of a Class B Retraction Request, the Corporation shall immediately notify IMSC thereof. In order to exercise the Class B Retraction Call Right, IMSC must notify the Corporation in writing of its determination to do so (the "Class B Retraction Call Notice") within two (2) Business Days of notification to IMSC by the Corporation of the receipt by the Corporation of the Class B Retraction Request. If IMSC does not so notify the Corporation within such two (2) Business Day period, the Corporation will notify the holder as soon as possible thereafter that IMSC will not exercise the Class B Retraction Call Right. If IMSC delivers the Class B Retraction Call Notice within such two (2) Business Day period, and provided that the Class B Retraction Request is not revoked by the holder in the manner specified in
Section 4.10, the Class B Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Class B Shares to IMSC in accordance with the Class B Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Class B Shares and IMSC shall purchase from such holder and such holder shall sell to IMSC on the Class B Retraction Date the Retracted Class B Shares for a purchase price (the "Class B Retraction Call Purchase Price") per share equal to the Class B Retraction Price per share.

4.5 For the purpose of completing a purchase pursuant to the Class B Retraction Call Right, IMSC shall deposit with the Transfer Agent, on or before the Class B Retraction Date, certificates representing IMSC Common Shares and a cheque in the amount of the remaining portion, if any, of the Class B Retraction Call Purchase Price in respect of the Retracted Class B Shares.

4.6 Provided that the Class B Retraction Call Purchase Price in respect of the Retracted Class B Shares has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Class B Shares pursuant to the Class B Retraction Call Right shall be deemed to have occurred as at the close of business on the Class B Retraction Date and, for greater certainty, no purchase by the Corporation of such Retracted Class B Shares shall take place on the Class B Retraction Date. In the event that IMSC does not deliver a Class B Retraction Call Notice within the said two (2) Business Day period, and provided that the Class

                                                                             1ll

B  Retraction  Request is not revoked by the holder in the manner  specified  in
Section 4.10, the Corporation shall purchase the Retracted Class B Shares on the Class B Retraction Date in the manner otherwise contemplated in this Article 4.

4.7 Promptly and without delay, the Corporation or IMSC, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Class B Special Shares or at the address specified in the holder's Class B Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation or IMSC, as the case may be, by notice to the holders of Class B Special Shares, certificates representing IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the Class B Retraction Price or the Class B Retraction Call Purchase Price (as the case may be) in respect of the Retracted Class B Shares, and a cheque of the Corporation payable at par in Canadian dollars at any branch of the bankers of the Corporation in Canada in payment of the remaining portion, if any, of the Class B Retraction Price (less any tax required to be deducted and withheld therefrom by the Corporation) or a cheque of IMSC payable at par in Canadian dollars at any branch of the bankers of IMSC in Canada in payment of the remaining portion, if any, of the total Class B Retraction Call Purchase Price (as the case may be) in respect of the Retracted Class B Shares and such delivery of such certificates and cheque by or on behalf of the Corporation or by or on behalf of IMSC (as the case may be) by the Transfer Agent, shall be deemed to be payment of and shall satisfy and discharge all liability for the Class B Retraction Price or Class B Retraction Call Purchase Price (as the case may be) in respect of the Retracted Class B Shares to the extent that the same is represented by such share certificates and cheque (plus any tax required and in fact deducted and withheld therefrom and remitted to the proper tax authority, without interest), unless such cheque is not paid on due presentation.

4.8 On and after the close of business on the Class B Retraction Date, the holder of the Retracted Class B Shares shall cease to be a holder of such Retracted Class B Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Class B Retraction Price or Class B Retraction Call Purchase Price (as the case may be) in respect of such Retracted Class B Shares unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Class B Retraction Price or the Class B Retraction Call Purchase Price (as the case may be) shall not be made, in which case the rights of such holder shall remain unaffected until such Class B Retraction Price or Class B Retraction Call Purchase Price (as the case may be) has been paid in the manner hereinbefore provided. On and after the close of business on the Class B Retraction Date, provided that presentation and surrender of certificates and payment of such Class B Retraction Price or Class B Retraction Call Purchase Price (as the case may be) has been made in accordance with the foregoing provisions, the holder of the Retracted Class B Shares so

                                                                             1mm

redeemed by the Corporation or purchased by IMSC shall thereafter be considered and deemed for all purposes to be a holder of the IMSC Common Shares delivered to it.

4.9 Notwithstanding any other provision of this Article 4, the Corporation shall not be required to redeem Retracted Class B Shares specified by a holder in a Class B Retraction Request to the extent that such redemption of Retracted Class B Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Class B Retraction Date it would not be permitted by any of such provisions to purchase the Retracted
Class B Shares tendered for redemption on such date, and provided that IMSC shall not have exercised the Class B Retraction Call Right with respect to the Retracted Class B Shares, the Corporation shall only be required to redeem Retracted Class B Shares specified by a holder in a Class B Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two (2) Business Days prior to the Class B Retraction Date as to the number of Retracted Class B Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Class B Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall as soon as practicable and from time to time redeem Retracted Class B Shares in accordance with Section 4.3 above on a pro rata basis and shall issue to each holder of Retracted Class B Shares a new certificate, at the expense of the Corporation, representing Class B Special Shares not purchased by the Corporation pursuant to Section 4.3 above. Provided that the Class B Retraction Request is not revoked by the holder in the manner specified in Section 4.10 below, the holder of any such Retracted Class B Shares not redeemed by the Corporation pursuant to Section 4.3 above as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Class B Retraction Request to require IMSC to purchase such Retracted Class B Shares from such holder on the Class B Retraction Date or as soon as practicable thereafter on payment by IMSC to such holder of the Class B Retraction Call Purchase Price for each such Retracted Class B Share.

4.10 A holder of Retracted Class B Shares may, by notice in writing given by the holder to the Corporation no later than the close of business on the Business Day immediately preceding the Class B Retraction Date, withdraw its Class B Retraction Request in which event such Class B Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Class B Retraction Request to sell the Retracted Class B Shares to IMSC shall be deemed to have been revoked.

       Article 5 - Redemption of Class B Special Shares by the Corporation

5.1 In this Article 5, the term "Automatic Redemption Date" means the date for the automatic redemption by the Corporation of the Class B Special Shares pursuant to this Article 5, which date shall be December 1, 2013, unless (a) such date shall be extended at any time or

                                                                             1nn

from time to time to a specified later date by the Board of Directors, or (b) such date shall be accelerated at any time to a specified earlier date by the Board of Directors if at such time there are less than 5,000 Class B Special Shares outstanding (other than Class B Special Shares held by IMSC and its affiliates and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision, combination or consolidation of or stock dividend on the Class B Special Shares, any issue or distribution rights to acquire Class B Special Shares or securities exchangeable for or convertible into Class B Special Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets or any other capital reorganization or other transaction affecting the Class B Special Shares.

5.2 Subject to applicable law and if IMSC does not exercise the Class B Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem all but not less than all of the then outstanding Class B Special Shares for an amount per share equal to: (i) the Current Market Price of one IMSC Common Share determined as at the last Business Day prior to the Automatic Redemption Date multiplied by the Class B Share Exchange Multiple Per Share, which shall be paid and satisfied in full by the Corporation causing to be delivered to each holder of a Class B Special Share that number of IMSC Common Shares which is equal to the Class B Share Exchange Multiple Per Share for each Class B Special Share held by such holder, plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon (collectively, the "Class B Redemption Price").

5.3 In any case of a redemption of Class B Special Shares under this Article 5, the Corporation shall, at least one hundred and twenty (120) days before the Automatic Redemption Date, send or cause to be sent to each holder of Class B Special Shares a notice in writing of the redemption by the Corporation on the purchase by IMSC under the Class B Redemption Call Right (as set forth and defined below), as the case may be, of the Class B Special Shares held by such holder. Such notice shall set out the formula for determining the Class B Redemption Price or the Class B Redemption Call Purchase Price (as the case may be), the Automatic Redemption Date and, if applicable, particulars of the Class B Redemption Call Right.

5.4 Subject to exercise of the Class B Redemption Call Right, on or after the Automatic Redemption Date, the Corporation shall cause to be delivered to the holders of the Class B Special Shares to be redeemed, the Class B Redemption Price for each such Class B Special Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificate or certificates for the Class B Special Shares to be redeemed, together with such other documents and instruments as may be required to effect a transfer of Class B Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the Class B Redemption Price for such Class B Special Shares shall be made by

                                                                             1oo

delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at the office of the Transfer Agent as may be specified by the Corporation in such notice, the certificate or certificates representing the IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Corporation payable at par in Canadian dollars at any branch of the bankers of the Corporation in Canada in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the Class B Redemption Price. Upon such payment or deposit of the Class B Redemption Price, the holders of the Class B Special Shares redeemed shall be considered and deemed for all purposes to be the holders of the IMSC Common Shares delivered to them.

5.5 Subject to the exercise of the Class B Redemption Call Right, on and after the Automatic Redemption Date, the holders of the Class B Special Shares called for redemption shall cease to be holders of such Class B Special Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the Class B Redemption Price in respect of such Class B Special Shares, unless payment of the Class B Redemption Price for such Class B Special Shares shall not be made upon presentation and surrender of certificates in accordance with Section 5.4, in which case the rights of the holders shall remain unaffected until such Class B Redemption Price has been paid in the manner hereinbefore provided.

5.6 The Corporation shall have the right, at any time after the sending of notice of its intention to redeem the Class B Special Shares as aforesaid, to deposit or cause to be deposited the Class B Redemption Price of the Class B Special Shares so called for redemption, or such of the said Class B Special Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Class B Special Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving the Class B Redemption Price for such Class B Special Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Class B Redemption Price, the holders of the Class B Special Shares so redeemed shall thereafter be considered and deemed for all purposes to be holders of the IMSC Common Shares so delivered to them.

5.7 Notwithstanding the provisions of Section 5.2, IMSC shall have the overriding right (the "Redemption Call Right") notwithstanding the proposed redemption of the Class B Special Shares by the Corporation pursuant to this
Article 5, to purchase all but not less than all of the Class B Special Shares on the Automatic Redemption Date from the holders for a

                                                                             1pp

purchase price (the "Class B Redemption Call Purchase Price") per share equal to the Class B Redemption Price per share. In the event of the exercise of the Class B Redemption Call Right by IMSC, each holder shall be obligated to sell all the Class B Special Shares held by such holder to IMSC on the Automatic Redemption Date on payment by IMSC to such holder of the Class B Redemption Call Purchase Price for each such share.

5.8 To exercise the Class B Redemption Call Right, IMSC must notify the Transfer Agent, as agent for the holders of the Class B Special Shares and the Corporation, of IMSC's intention to exercise such right not less than one hundred and twenty-five (125) days before the Automatic Redemption Date. The Transfer Agent shall notify the holders of the Class B Special Shares as to whether or not IMSC has exercised the Class B Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by IMSC. If IMSC exercises the Class B Redemption Call Right on the Automatic Redemption Date, IMSC will purchase and the holders will sell all of the Class B Special Shares then outstanding for a price per share equal to the Class B Redemption Call Purchase Price.

5.9 For the purposes of completing the purchase of the Class B Special Shares pursuant to the Class B Redemption Call Right, IMSC shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, certificates representing IMSC Common Shares and a cheque in the amount of the remaining portion, if any, of the Class B Redemption Call Purchase Price in respect of the Class B Special Shares.

5.10 Provided that the Class B Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date the rights of each holder of Class B Special Shares will be limited to receiving the Class B Redemption Call Purchase Price payable by IMSC in respect of the Class B Special Shares upon presentation and surrender by the holder of certificates representing such Class B Special Shares and the holder shall, with respect to the Class B Special Shares so purchased, on and after the Class B Redemption Date, be considered and deemed for all purposes to be the holder of IMSC Common Shares delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing the Class B Special Shares so purchased, together with such other documents and instruments as may be required to effect a transfer of Class B Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of IMSC shall deliver to such holder, certificates representing the IMSC Common Shares to which the holder is entitled and a cheque or cheques of IMSC payable in at par in Canadian dollars at any branch of the bankers of IMSC in Canada in payment of the remaining portion, if any, of the Class B Redemption Call Purchase Price. If IMSC does not exercise the Class B Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Class B Special Shares will be entitled to

                                                                             1qq

receive in exchange therefor the Class B Redemption Price otherwise payable by the Corporation pursuant to this Article 5.

                      Article 6 - Purchase for Cancellation

6.1 Subject to applicable law, the Corporation may at any time and from time to time offer to purchase for cancellation all or any part of the outstanding Class B Special Shares at any price by the tender to all holders of record of Class B Special Shares then outstanding together with an amount equal to all declared and unpaid dividends thereon. The holders of Class B Special Shares may accept or refuse such offer at their discretion. If in response to an invitation for tenders under the provisions of this Article 6, more Class B Special Shares are tendered than the Corporation is prepared to purchase, the Class B Special Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation. If only part of the Class B Special Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

                       Article 7 - Amendment and Approval

7.1 The rights, privileges, restrictions and conditions attaching to the Class B Special Shares may be added to, changed or removed but only with the approval of the holders of the Class B Special Shares given as hereinafter specified.

7.2 Any approval given by the holders of the Class B Special Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class B Special Shares or any other matter requiring the approval or consent of the holders of the Class B Special Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by a resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class B Special Shares duly called and held at which the holders of at least 50% of the outstanding Class B Special Shares at that time are present or represented by proxy; provided that such approval must be given also by the affirmative vote of holders of more than two-thirds of the Class B Special Shares represented in person or by proxy at the meeting excluding Class B Special Shares beneficially owned by IMSC or any of its Affiliates (as such term is defined in the Business Corporations Act (Ontario)). If at any such meeting the holders of at least 50% of the outstanding Class B Special Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten (10) days thereafter and to such time and place as may be designed by the Chairman of such meeting. At such adjourned meeting the holders of Class B Special Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the

                                                                             1rr

affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class B Special Shares.


                                     PART C
                             CLASS C SPECIAL SHARES

     The Class C Special Shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

                              Article 1 - Dividends

1.1 From the date of the issuance of the Class C Special Shares up to and including February 28, 2000, the holders of the Class C Special Shares shall be entitled to receive, and the Corporation shall pay thereon, out of monies properly applicable to the payment of dividends, such dividends as the Board of Directors may from time to time declare.

1.2 After February 28, 2000, the holders of the Class C Special Shares shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each IMSC Dividend Declaration Date, declare a dividend on each Class C Special Share (i) in the case of a cash dividend declared on IMSC Common Shares, in an amount in cash for each Class C Special Share equal to the Canadian Dollar Equivalent on the IMSC Dividend Declaration Date of the cash dividend declared on each IMSC Common Share multiplied by the Class C Share Exchange Multiple Per Share or (ii) in the case of a stock dividend declared on IMSC Common Shares to be paid in IMSC Common Shares, in such number of Class C Special Shares for each Class C Special Share as is equal to the number of IMSC Common Shares to be paid on each IMSC Common Share or (iii) in the case of a dividend declared on IMSC Common Shares in property other than cash or IMSC Common Shares, in such type and amount of property for each Class C Special Share as is the same as or the Economic Equivalent of the type and amount of property declared as a dividend on each IMSC Common Share, multiplied by the Class C Share Exchange Multiple Per Share. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

1.3 The record date for the determination of the holders of Class C Special Shares entitled to receive payment of, and the payment date for, any dividend or distribution declared on the Class C Special Shares under Section 1.2 hereof shall be the same as the record date and the payment date, respectively, for the corresponding dividend or distribution declared on the IMSC Common Shares.

1.4 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation in Canada shall be issued in respect of any cash dividends contemplated by Section

                                                                             1ss

1.2(i) hereof and the sending of such a cheque to each holder of a Class C Special Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holders of Class C Special Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 1.2(ii) hereof and the sending of such a certificate to each holder of a Class C Special Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 1.2(iii) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of a Class C Special share shall satisfy the dividend represented thereby. No holder of a Class C Special Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six (6) years from the date on which such dividend became payable.

1.5 If on any payment date for any dividends declared on the Class C Special Shares under Section 1.2 hereof, such dividends are not paid in full on all of the Class C Special Shares then outstanding because the Corporation does not then have sufficient monies, assets or property applicable to the payment of such dividends, then any such dividends that remain unpaid shall be paid on the earliest subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient monies, assets or property applicable to the payment of such dividends; and if on any date for the declaration or payment of any dividend declared or to be declared on the Class C Special Shares under
Section 1.2 above such dividends are not declared or are not paid in full on all of the Class C Special Shares then outstanding because the Class C Share Exchange Multiple has not then been determined, then any such dividends that remain undeclared and/or unpaid shall be declared and/or paid on the earliest subsequent date or dates determined by the Board of Directors on which the Class C Share Exchange Multiple shall have been determined; provided that if on any date for the payment of a dividend declared or to be declared on the Class C Special Shares under Section 1.2 above such dividend is not paid in full on all of the Class C Special Shares for any reason whatsoever, then the Corporation shall pay to the holders of the Class C Special Shares interest at the rate per annum which is equal to the interest rate then charged to the Corporation by its principal banker for operating credit facilities provided to the Corporation, on the principal amount of such outstanding dividend, from the IMSC Dividend Payment Date to the date of actual payment of such dividend.

                        Article 2 - Certain Restrictions

2.1 So long as any of the Class C Special Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Class C Special Shares given as specified in these share provisions:

                                                                             1tt

     (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Class C Special Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Class C Special Shares, as the case may be;

     (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Class C Special Shares;

     (c) redeem or purchase any other shares of the Corporation ranking equally with the Class C Special Shares with respect to the payment of dividends or on any liquidation distribution; or

     (d) issue any Class C Special Shares or any other shares of the Corporation ranking equally with, or superior to, the Class C Special Shares other than the issuance of Class X Shares and other than by way of stock dividends to the holders of such Class C Special Shares or as contemplated by the Support Agreement.

     The restrictions in Sections 2.1(a), 2.1(b) and 2.1(c) above shall not apply if all dividends on the outstanding Class C Special Shares corresponding to dividends declared to date on IMSC Common Shares shall have been declared on the Class C Special Shares and paid in full.

      Article 3 - Participation Upon Liquidation, Dissolution or Winding-Up

3.1 At any time from the date of the issuance of each Class C Special Share up to and including February 28, 2000, upon the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of liquidation of the Corporation's assets or winding up its affairs, each holder of Class C Special Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Class C Special Share held by such holder on the Class C Liquidation Date, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares and any other shares ranking junior to the Class C Special Shares, to: (i) the Current Market Value of 3.31126 IMSC Common Shares for each such Class C Special Share, which shall be satisfied in full by the Corporation causing to be delivered to such holder
3.31126 IMSC Common Shares for each Class C Special Share held, plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Class C Special Share prior to the Class C Liquidation Date.

3.2 At any time after February 28, 2000, in the event of the liquidation, dissolution or winding-up or the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of liquidation of the Corporation's assets or winding up its affairs, each holder of Class C Special Shares shall be entitled, subject to applicable law, to receive

                                                                             1uu

from the assets of the Corporation in respect of each Class C Special Share held by such holder on the Class C Liquidation Date, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares and any other shares ranking junior to the Class C Special Shares, to an amount per share equal to: (i) the Current Market Price of an IMSC Common Share determined as at the last Business Day prior to the Class C Liquidation Date multiplied by the Class C Share Exchange Multiple Per Share, which shall be satisfied in full by the Corporation causing to be delivered to such holder that number of IMSC Common Shares which is equal to the Class C Share Exchange Multiple Per Share, plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Class C Special Share prior to the Class C Liquidation Date.

3.3 In the case of a distribution on Class C Special Shares under this Article 3, on or promptly after the Class C Liquidation Date, and subject to the exercise by IMSC of the Class C Liquidation Call Right (as set forth and defined below), the Corporation (or its representative or successor) shall cause to be delivered to the holders of Class C Special Shares the Class C Liquidation Amount for each such Class C Special Share upon presentation and surrender of the certificates representing such Class C Special Shares together with such other documents and instruments as may be required to effect a transfer of Class C Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Class C Special Shares. Payment of the Class C Liquidation Amount for such Class C Special Shares shall be made by delivery to each holder at the address of the holder recorded in the securities register of the Corporation for the Class C Special Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Class C Special Shares of certificates representing IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Corporation payable at par in Canadian dollars at any branch of the bankers of the Corporation in Canada in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the Class C Liquidation Amount.

3.4 If on the Class C Liquidation Date the Class C Liquidation Amount in respect of any of the Class C Special Shares payable under Section 3.2 above cannot be paid because the Class C Share Exchange Multiple has not then been determined, then such Class C Liquidation Amount or any part thereof that remains unpaid shall be paid on the earliest subsequent date or dates determined by the Board of Directions on which the Class C Share Exchange Multiple shall have been determined; provided that in such event, the Corporation (or its representative or successor) shall pay to the holders of the Class C Special Shares interest at the rate per annum which is equal to the interest rate charged to the Corporation by its principal banker at the Class C Liquidation Date for operating credit facilities provided to the Corporation, on the


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                                                                             1vv

principal amount of such outstanding Class C Liquidation Amount, from the Class C Liquidation Date to the date of actual payment thereof.

3.5 On and after the Class C Liquidation Date, the holders of the Class C Special Shares shall cease to be holders of such Class C Special Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the Class C Liquidation Amount in respect of the Class C Special Shares held by them, unless payment of the Class C Liquidation Amount for such Class C Special Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Class C Liquidation Amount has been paid in the manner hereinbefore provided.

3.6 The Corporation (or its representative or successor) shall have the right at any time after the Class C Liquidation Date to deposit or cause to be deposited the Class C Liquidation Amount in respect of the Class C Special Shares represented by certificates that have not at the Class C Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada designated by the Board of Directors of the Corporation (the "Deposit Agent"). Upon such deposit being made, the rights of the holders of Class C Special Shares after such deposit shall be limited to receiving the Class C Liquidation Amount in respect of such Class C Special Shares, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the Class C Liquidation Amount, the holders of the Class C Special Shares shall thereafter be considered and deemed for all purposes to be the holders of the IMSC Common Shares delivered to them. After the Corporation has satisfied its obligations to pay the holders of the Class C Special Shares the Class C Liquidation Amount per Class C Special Share pursuant to Section 3.2 above or the amounts payable pursuant to Section 3.1 above, as the case may be, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

3.7 IMSC shall have the overriding right (the "Class C Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation at any time after February 28, 2000 pursuant
Section 3.2 above, to purchase from all, but not less than all, of the holders of Class C Special Shares on the Class C Liquidation Date all, but not less than all, of the Class C Special Shares held by each such holder on payment by IMSC to each holder of an amount per share equal to the Class C Liquidation Amount (as determined pursuant to the provisions of Section 3.2 (the "Class C Liquidation Call Purchase Price"). In the event of the exercise of the Class C Liquidation Call Right by IMSC, each holder shall be obliged to sell all of the Class C Special Shares held by such holder to IMSC on the Class C Liquidation Date on payment by IMSC to the holder of the Class C Liquidation Call Purchase Price for each such share.

                                                                             1ww

3.8 In order to exercise its Class C Liquidation Call Right, IMSC must notify the holders of the Class C Special Shares and the Corporation, of IMSC's intention to exercise such right at least 55 days before the Class C Liquidation Date in the case of voluntary liquidation, dissolution or winding up of the Corporation and at least 5 Business Days before the Class C Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of the Corporation. If IMSC exercises the Class C Liquidation Call Right, then on the Class C Liquidation Date, IMSC will purchase and the holders will sell all of the Class C Special Shares then outstanding for a price per share equal to the Class C Liquidation Call Purchase Price.

3.9 For the purposes of completing the purchase of the Class C Special Shares pursuant to the exercise of Class C Liquidation Call Right, IMSC shall deliver to each holder at the address of the holder recorded in the securities register of the Corporation for the Class C Special Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Class C Special Shares of certificates representing the IMSC Common Shares required to be delivered by IMSC in payment of the Class C Liquidation Call Purchase Price (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque or cheques of the Corporation in Canada payable at par in Canadian dollars at any branch of the bankers of the Corporation in payment of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the Class C Liquidation Amount.

3.10 Provided that the Class C Liquidation Call Purchase Price has been paid as provided for in Section 3.9, on and after the Class C Liquidation Date, the rights of each holder of Class C Special Shares will be limited to receiving the Class C Liquidation Call Purchase Price payable by IMSC in respect of the Class C Special Shares held by such holder upon presentation and surrender by such holder of certificates representing such Class C Special Shares and the holder shall on and after the Class C Liquidation Date be considered and deemed for all purposes to be the holder of the IMSC Common Shares delivered to it. Upon surrender to the Deposit Agent (as defined in Section 3.6 above) of a certificate or certificates representing Class C Special Shares, together with such other documents and instruments as may be required to effect a transfer of Class C Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of IMSC shall deliver to such holder, certificates representing the IMSC Common Shares to which the holder is entitled and a cheque or cheques of IMSC payable at par and in Canadian dollars at any branch of the bankers of IMSC or of the Corporation in Canada in payment of the remaining portion, if any, of the Class C Liquidation Call Purchase Price. If IMSC does not exercise the Class C Liquidation Call Right in the manner described

1xx

above, on the Class C Liquidation Date, the holders of the Class C Special Shares will be entitled to receive in exchange therefor the Class C Liquidation Amount otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to this Article 3.

3.11 The Corporation shall provide prompt notice to each holder of outstanding Class C Special Shares of any action, step or proceedings initiated or taken by the Corporation, or another person, in respect of, or for the purpose of, a liquidation, winding-up or dissolution of the Corporation.

           Article 4 - Retraction of Class C Special Shares by Holder

4.1 A holder of Class C Special Shares shall be entitled, at any time after February 28, 2000, subject to the exercise by IMSC of the Class C Retraction Call Right (as set forth and defined below) and otherwise upon compliance with the provisions of this Article 4, to require the Corporation to redeem, on the Class C Retraction Date (defined below), any or all of the Class C Special Shares registered in the name of such holder for an amount per share equal to:
(i) the Current Market Price of one IMSC Common Share determined as at the last Business Day prior to the Class C Retraction Date (as defined below) multiplied by the Class C Share Exchange Multiple Per Share, which shall be paid and satisfied in full by the Corporation causing to be delivered to such holder that number of IMSC Common Shares which is equal to the Class C Share Exchange Multiple Per Share for each Class C Special Share presented and surrendered by the holder plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on each Class C Special Share prior to the Class C Retraction Date (collectively, the "Class C Retraction Price"), provided that if the record date for any such declared and unpaid dividend occurs on or after the Class C Retraction Date, the Class C Retraction Price shall not include such additional amount equivalent to the declared and unpaid dividend.

4.2 To exercise the right of retraction provided for in Section 4.1, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Class C Special Shares, the certificate or certificates representing the Class C Special Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Class C Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement in the form attached hereto as Schedule "A", or such other form as may be acceptable to the Corporation, acting reasonably (the "Class C Retraction Request"):

                                                                             1yy

     i) specifying that the holder desires to have all or any number specified therein of the Class C Special Shares represented by such certificate or certificates (the "Retracted Class C Shares") redeemed by the Corporation;

     ii) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Class C Shares (the "Class C Retraction Date"), provided that the Class C Retraction Date shall not be less than five (5) Business Days after the date on which the Class C Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Class C Retraction Request, the Class C Retraction Date shall be deemed to be the tenth (10th) Business Day after the date on which the Class C Retraction Request is received by the Corporation; and

     iii) acknowledging the overriding right (the "Class C Retraction Call Right") of IMSC to purchase all but not less than all the Class C Retracted Shares directly from the holder and that the Class C
          Retraction Request shall be deemed to be a revocable offer by the holders to sell the Retracted Class C Shares to IMSC in accordance with the Class C Retraction Call Right.

4.3 Subject to the exercise by IMSC of the Class C Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in this
Article 4 of a certificate or certificates representing the number of Class C Special Shares which the holder desires to have the Corporation redeem, together with a Class C Retraction Request, and provided that the Class C Retraction Request is not revoked by the holder in the manner specified in Section 4.10, the Corporation shall redeem the Class C Retracted Shares effective at the close of business on the Class C Retraction Date and shall cause to be delivered to such holder the Class C Retraction Price with respect to such shares. If only a part of the Class C Special Shares represented by any certificate is redeemed or purchased by IMSC pursuant to the Class C Retraction Call Right, a new certificate for the balance of such Class C Special Shares shall be issued to the holder at the expense of the Corporation.

4.4 Upon receipt by the Corporation of a Class C Retraction Request, the Corporation shall immediately notify IMSC thereof. In order to exercise the Class C Retraction Call Right, IMSC must notify the Corporation in writing of its determination to do so (the "Class C Retraction Call Notice") within two (2) Business Days of notification to IMSC by the Corporation of the receipt by the Corporation of the Class C Retraction Request. If IMSC does not so notify the Corporation within such two (2) Business Day period, the Corporation will notify the holder as soon as possible thereafter that IMSC will not exercise the Class C Retraction Call Right. If IMSC delivers the Class C Retraction Call Notice within such two (2) Business Day period, and provided that the Class C Retraction Request is not revoked by the holder in the manner specified in
Section 4.10, the Class C Retraction  Request shall

                                                                             1zz

thereupon be considered only to be an offer by the holder to sell the Retracted Class C Shares to IMSC in accordance with the Class C Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Class C Shares and IMSC shall purchase from such holder and such holder shall sell to IMSC on the Class C Retraction Date the Retracted Class C Shares for a purchase price (the "Class C Retraction Call Purchase Price") per share equal to the Class C Retraction Price per share.

4.5 For the purpose of completing a purchase pursuant to the Class C Retraction Call Right, IMSC shall deposit with the Transfer Agent, on or before the Class C Retraction Date, certificates representing IMSC Common Shares and a cheque in the amount of the remaining portion, if any, of the Class C Retraction Call Purchase Price in respect of the Retracted Class C Shares.

4.6 Provided that the Class C Retraction Call Purchase Price in respect of the Retracted Class C Shares has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Class C Shares pursuant to the Class C Retraction Call Right shall be deemed to have occurred as at the close of business on the Class C Retraction Date and, for greater certainty, no purchase by the Corporation of such Retracted Class C Shares shall take place on the Class C Retraction Date. In the event that IMSC does not deliver a Class C Retraction Call Notice within the said two (2) Business Day period, and provided that the Class C Retraction Request is not revoked by the holder in the manner specified in Section 4.10, the Corporation shall purchase the Retracted Class C Shares on the Class C Retraction Date in the manner otherwise contemplated in this Article 4.

4.7 Promptly and without delay, the Corporation or IMSC, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Class C Special Shares or at the address specified in the holder's Class C Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation or IMSC, as the case may be, by notice to the holders of Class C Special Shares, certificates representing IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the Class C Retraction Price or the Class C Retraction Call Purchase Price (as the case may be) in respect of the Retracted Class C Shares, and a cheque of the Corporation payable at par in Canadian dollars at any branch of the bankers of the Corporation in Canada in payment of the remaining portion, if any, of the Class C Retraction Price (less any tax required to be deducted and withheld therefrom by the Corporation) or a cheque of IMSC payable at par in Canadian dollars at any branch of the bankers of IMSC in Canada in payment of the remaining portion, if any, of the total Class C Retraction Call Purchase Price (as the case may be) in respect of the Retracted Class C Shares and such delivery of such certificates and cheque by or on behalf of the Corporation or by or

                                                                            1aaa

on behalf of IMSC (as the case may be) by the Transfer Agent, shall be deemed to be payment of and shall satisfy and discharge all liability for the Class C Retraction Price or Class C Retraction Call Purchase Price (as the case may be) in respect of the Retracted Class C Shares to the extent that the same is represented by such share certificates and cheque (plus any tax required and in fact deducted and withheld therefrom and remitted to the proper tax authority, without interest), unless such cheque is not paid on due presentation.

4.8 On and after the close of business on the Class C Retraction Date, the holder of the Retracted Class C Shares shall cease to be a holder of such Retracted Class C Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Class C Retraction Price or Class C Retraction Call Purchase Price (as the case may be) in respect of such Retracted Class C Shares unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Class C Retraction Price or the Class C Retraction Call Purchase Price (as the case may be) shall not be made, in which case the rights of such holder shall remain unaffected until such Class C Retraction Price or Class C Retraction Call Purchase Price (as the case may be) has been paid in the manner hereinbefore provided. On and after the close of business on the Class C Retraction Date, provided that presentation and surrender of certificates and payment of such Class C Retraction Price or Class C Retraction Call Purchase Price (as the case may be) has been made in accordance with the foregoing provisions, the holder of the Retracted Class C Shares so redeemed by the Corporation or purchased by IMSC shall thereafter be considered and deemed for all purposes to be a holder of the IMSC Common Shares delivered to it.

4.9 Notwithstanding any other provision of this Article 4, the Corporation shall not be required to redeem Retracted Class C Shares specified by a holder in a Class C Retraction Request to the extent that such redemption of Retracted Class C Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Class C Retraction Date it would not be permitted by any of such provisions to purchase the Retracted
Class C Shares tendered for redemption on such date, and provided that IMSC shall not have exercised the Class C Retraction Call Right with respect to the Retracted Class C Shares, the Corporation shall only be required to redeem Retracted Class C Shares specified by a holder in a Class C Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two (2) Business Days prior to the Class C Retraction Date as to the number of Retracted Class C Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Class C Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall as soon as practicable and from time to time redeem Retracted Class C Shares in accordance with Section 4.3 above on a pro rata basis and shall issue to each holder of Retracted Class C Shares a new certificate, at the expense of the Corporation, representing Class C Special Shares not purchased by the Corporation pursuant to Section 4.3 above. Provided that the Class C Retraction Request is not revoked by the holder

                                                                            1bbb

in the manner specified in Section 4.10 below, the holder of any such Retracted Class C Shares not redeemed by the Corporation pursuant to Section 4.3 above as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Class C Retraction Request to require IMSC to purchase such Retracted Class C Shares from such holder on the Class C Retraction Date or as soon as practicable thereafter on payment by IMSC to such holder of the Class C Retraction Call Purchase Price for each such Retracted Class C Share.

4.10 A holder of Retracted Class C Shares may, by notice in writing given by the holder to the Corporation no later than the close of business on the Business Day immediately preceding the Class C Retraction Date, withdraw its Class C Retraction Request in which event such Class C Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Class C Retraction Request to sell the Retracted Class C Shares to IMSC shall be deemed to have been revoked.

       Article 5 - Redemption of Class C Special Shares by the Corporation

5.1 In this Article 5, the term "Automatic Redemption Date" means the date for the automatic redemption by the Corporation of the Class C Special Shares pursuant to this Article 5, which date shall be December 1, 2013, unless (a) such date shall be extended at any time or from time to time to a specified later date by the Board of Directors, or (b) such date shall be accelerated at any time to a specified earlier date by the Board of Directors if at such time there are less than 1,000 Class C Special Shares outstanding (other than Class C Special Shares held by IMSC and its affiliates and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision, combination or consolidation of or stock dividend on the Class C Special Shares, any issue or distribution rights to acquire Class C Special Shares or securities exchangeable for or convertible into Class C Special Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets or any other capital reorganization or other transaction affecting the Class C Special Shares.

5.2 Subject to applicable law and if IMSC does not exercise the Class C Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem all but not less than all of the then outstanding Class C Special Shares for an amount per share equal to: (i) the Current Market Price of one IMSC Common Share determined as at the last Business Day prior to the Automatic Redemption Date multiplied by the Class C Share Exchange Multiple Per Share, which shall be paid and satisfied in full by the Corporation causing to be delivered to each holder of a Class C Special Share that number of IMSC Common Shares which is equal to the Class C Share Exchange Multiple Per Share for each Class C Special Share held by such holder, plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon (collectively, the "Class C Redemption Price").

                                                                            1ccc

5.3 In any case of a redemption of Class C Special Shares under this Article 5, the Corporation shall, at least one hundred and twenty (120) days before the Automatic Redemption Date, send or cause to be sent to each holder of Class C Special Shares a notice in writing of the redemption by the Corporation on the purchase by IMSC under the Class C Redemption Call Right (as set forth and defined below), as the case may be, of the Class C Special Shares held by such holder. Such notice shall set out the formula for determining the Class C Redemption Price or the Class C Redemption Call Purchase Price (as the case may be), the Automatic Redemption Date and, if applicable, particulars of the Class C Redemption Call Right.

5.4 Subject to exercise of the Class C Redemption Call Right, on or after the Automatic Redemption Date, the Corporation shall cause to be delivered to the holders of the Class C Special Shares to be redeemed, the Class B Redemption Price for each such Class C Special Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificate or certificates for the Class C Special Shares to be redeemed, together with such other documents and instruments as may be required to effect a transfer of Class C Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the Class C Redemption Price for such Class C Special Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at the office of the Transfer Agent as may be specified by the Corporation in such notice, the certificate or certificates representing the IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Corporation payable at par in Canadian dollars at any branch of the bankers of the Corporation in Canada in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the Class C Redemption Price. Upon such payment or deposit of the Class C Redemption Price, the holders of the Class C Special Shares redeemed shall be considered and deemed for all purposes to be the holders of the IMSC Common Shares delivered to them.

5.5 Subject to the exercise of the Class C Redemption Call Right, on and after the Automatic Redemption Date, the holders of the Class C Special Shares called for redemption shall cease to be holders of such Class C Special Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the Class C Redemption Price in respect of such Class C Special Shares, unless payment of the Class C Redemption Price for such Class C Special Shares shall not be made upon presentation and surrender of certificates in accordance with Section 5.4, in which case the rights of the holders shall remain unaffected until such Class C Redemption Price has been paid in the manner hereinbefore provided.


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5.6 The  Corporation  shall  have the right,  at any time  after the  sending of notice of its intention to redeem the Class C Special Shares as aforesaid, to deposit or cause to be deposited the Class C Redemption Price of the Class C Special Shares so called for redemption, or such of the said Class C Special Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Class C Special Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving the Class C Redemption Price for such Class C Special Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Class C Redemption Price, the holders of the Class C Special Shares so redeemed shall thereafter be considered and deemed for all purposes to be holders of the IMSC Common Shares so delivered to them.

5.7 Notwithstanding the provisions of Section 5.2, IMSC shall have the overriding right (the "Redemption Call Right") notwithstanding the proposed redemption of the Class C Special Shares by the Corporation pursuant to this
Article 5, to purchase all but not less than all of the Class C Special Shares on the Automatic Redemption Date from the holders for a purchase price (the "Class C Redemption Call Purchase Price") per share equal to the Class C
Redemption Price per share. In the event of the exercise of the Class C Redemption Call Right by IMSC, each holder shall be obligated to sell all the Class C Special Shares held by such holder to IMSC on the Automatic Redemption Date on payment by IMSC to such holder of the Class C Redemption Call Purchase Price for each such share.

5.8 To exercise the Class C Redemption Call Right, IMSC must notify the Transfer Agent, as agent for the holders of the Class C Special Shares and the Corporation, of IMSC's intention to exercise such right not less than one hundred and twenty-five (125) days before the Automatic Redemption Date. The Transfer Agent shall notify the holders of the Class C Special Shares as to whether or not IMSC has exercised the Class C Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by IMSC. If IMSC exercises the Class C Redemption Call Right on the Automatic Redemption Date, IMSC will purchase and the holders will sell all of the Class C Special Shares then outstanding for a price per share equal to the Class C Redemption Call Purchase Price.

5.9 For the purposes of completing the purchase of the Class C Special Shares pursuant to the Class C Redemption Call Right, IMSC shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, certificates representing IMSC Common Shares and a cheque in the amount of the remaining portion, if any, of the Class C Redemption Call Purchase Price in respect of the Class C Special Shares.

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5.10  Provided  that the  Class C  Redemption  Call  Purchase  Price has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date the rights of each holder of Class C Special Shares will be limited to receiving the Class C Redemption Call Purchase Price payable by IMSC in respect of the Class C Special Shares upon presentation and surrender by the holder of certificates representing such Class C Special Shares and the holder shall, with respect to the Class C Special Shares so purchased, on and after the Class C Redemption Date, be considered and deemed for all purposes to be the holder of IMSC Common Shares delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing the Class C Special Shares so purchased, together with such other documents and instruments as may be required to effect a transfer of Class C Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of IMSC shall deliver to such holder, certificates representing the IMSC Common Shares to which the holder is entitled and a cheque or cheques of IMSC payable in at par in Canadian dollars at any branch of the bankers of IMSC in Canada in payment of the remaining portion, if any, of the Class C Redemption Call Purchase Price. If IMSC does not exercise the Class C Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Class C Special Shares will be entitled to receive in exchange therefor the Class C Redemption Price otherwise payable by the Corporation pursuant to this
Article 5.

                      Article 6 - Purchase for Cancellation

6.1 Subject to applicable law, the Corporation may at any time and from time to time offer to purchase for cancellation all or any part of the outstanding Class C Special Shares at any price by the tender to all holders of record of Class C Special Shares then outstanding together with an amount equal to all declared and unpaid dividends thereon. The holders of Class C Special Shares may accept or refuse such offer at their discretion. If in response to an invitation for tenders under the provisions of this Article 6, more Class C Special Shares are tendered than the Corporation is prepared to purchase, the Class C Special Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation. If only part of the Class C Special Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

                       Article 7 - Amendment and Approval

7.1 The rights, privileges, restrictions and conditions attaching to the Class C Special Shares may be added to, changed or removed but only with the approval of the holders of the Class C Special Shares given as hereinafter specified.


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7.2 Any approval  given by the holders of the Class C Special  Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class C Special Shares or any other matter requiring the approval or consent of the holders of the Class C Special Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by a resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class C Special Shares duly called and held at which the holders of at least 50% of the outstanding Class C Special Shares at that time are present or represented by proxy; provided that such approval must be given also by the affirmative vote of holders of more than two-thirds of the Class C Special Shares represented in person or by proxy at the meeting excluding Class C Special Shares beneficially owned by IMSC or any of its Affiliates (as such term is defined in the Business Corporations Act (Ontario)). If at any such meeting the holders of at least 50% of the outstanding Class C Special Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten (10) days thereafter and to such time and place as may be designed by the Chairman of such meeting. At such adjourned meeting the holders of Class C Special Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class C Special Shares.


                                     PART D
                             CLASS D SPECIAL SHARES

         The Class D Special Shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

                              Article 1 - Dividends

1.1 From the date of the issuance of the Class D Special Shares up to and including February 28, 2001, the holders of the Class D Special Shares shall be entitled to receive, and the Corporation shall pay thereon, out of monies properly applicable to the payment of dividends, such dividends as the Board of Directors may from time to time declare.

1.2 After February 28, 2001, the holders of the Class D Special Shares shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each IMSC Dividend Declaration Date, declare a dividend on each Class D Special Share (i) in the case of a cash dividend declared on IMSC Common Shares, in an amount in cash for each Class D Special Share equal to the Canadian Dollar Equivalent on the IMSC Dividend Declaration Date of the cash dividend declared on each IMSC Common Share multiplied by the Class D Share Exchange Multiple Per Share or (ii) in the case of a stock dividend declared on IMSC Common Shares to be paid in IMSC Common Shares, in such number of Class D Special Shares for each Class D Special Share as is equal to the number of IMSC

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Common  Shares  to be paid on each IMSC  Common  Share or (iii) in the case of a dividend declared on IMSC Common Shares in property other than cash or IMSC Common Shares, in such type and amount of property for each Class D Special Share as is the same as or the Economic Equivalent of the type and amount of property declared as a dividend on each IMSC Common Shares multiplied by the Class D Share Exchange Multiple Per Share. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

1.3 The record date for the determination of the holders of Class D Special Shares entitled to receive payment of, and the payment date for, any dividend or distribution declared on the Class D Special Shares under Section 1.2 hereof shall be the same as the record date and the payment date, respectively, for the corresponding dividend or distribution declared on the IMSC Common Shares.

1.4 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation in Canada shall be issued in respect of any cash dividends contemplated by Section 1.2(i) hereof and the sending of such a cheque to each holder of a Class D Special Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holders of Class D Special Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 1.2(ii) hereof and the sending of such a certificate to each holder of a Class D Special Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 1.2(iii) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of a Class D Special share shall satisfy the dividend represented thereby. No holder of a Class D Special Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend became payable.

1.5 If on any payment date for any dividends declared on the Class D Special Shares under Section 1.2 hereof, such dividends are not paid in full on all of the Class D Special Shares then outstanding because the Corporation does not then have sufficient monies, assets or property applicable to the payment of such dividends, then any such dividends that remain unpaid shall be paid on the earliest subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient monies, assets or property applicable to the payment of such dividends; and if on any date for the declaration or payment of any dividend declared or to be declared on the Class D Special Shares under
Section 1.2 above such dividends are not declared or are not paid in full on all of the Class D Special Shares then outstanding because

                                                                            1hhh

the Class D Share Exchange Multiple has not then been determined, then any such dividends that remain undeclared and/or unpaid shall be declared and/or paid on the earliest subsequent date or dates determined by the Board of Directors on which the Class D Share Exchange Multiple shall have been determined; provided that if on any date for the payment of a dividend declared or to be declared on the Class D Special Shares under Section 1.2 above such dividend is not paid in full on all of the Class D Special Shares for any reason whatsoever, then the Corporation shall pay to the holders of the Class D Special Shares interest at the rate per annum which is equal to the interest rate then charged to the Corporation by its principal banker for operating credit facilities provided to the Corporation, on the principal amount of such outstanding dividend, from the IMSC Dividend Payment Date to the date of actual payment of such dividend.

                        Article 2 - Certain Restrictions

2.1 So long as any of the Class D Special Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Class D Special Shares given as specified in these share provisions:

     (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Class D Special Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Class D Special Shares, as the case may be;

     (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Class D Special Shares;

     (c) redeem or purchase any other shares of the Corporation ranking equally with the Class D Special Shares with respect to the payment of dividends or on any liquidation distribution; or

     (d) issue any Class D Special Shares or any other shares of the Corporation ranking equally with, or superior to, the Class D Special Shares other than the issuance of Class X Shares and other than by way of stock dividends to the holders of such Class D Special Shares or as contemplated by the Support Agreement.

     The restrictions in Sections 2.1(a), 2.1(b) and 2.1(c) above shall not apply if all dividends on the outstanding Class D Special Shares corresponding to dividends declared to date on IMSC Common Shares shall have been declared on the Class D Special Shares and paid in full.

                                                                            1iii

      Article 3 - Participation Upon Liquidation, Dissolution or Winding-Up

3.1 At any time from the date of the issuance of each Class D Special Share up to and including February 28, 2001, upon the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of liquidation of the Corporation's assets or winding up its affairs, each holder of Class D Special Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Class D Special Share held by such holder on the Class D Liquidation Date, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares and any other shares ranking junior to the Class D Special Shares, to: (i) the Current Market Value of 3.31126 IMSC Common Shares for each such Class D Special Share, which shall be satisfied in full by the Corporation causing to be delivered to such holder
3.31126 IMSC Common Shares for each Class D Special Share held, plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Class D Special Share prior to the Class D Liquidation Date.

3.2 At any time after February 28, 2001, in the event of the liquidation, dissolution or winding-up or the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of liquidation of the Corporation's assets or winding up its affairs, each holder of Class D Special Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Class D Special Share held by such holder on the Class D Liquidation Date, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares and any other shares ranking junior to the Class D Special Shares, to an amount per share equal to: (i) the Current Market Price of an IMSC Common Share determined as at the last Business Day prior to the Class D Liquidation Date multiplied by the Class D Share Exchange Multiple Per Share, which shall be satisfied in full by the Corporation causing to be delivered to such holder that number of IMSC Common Shares which is equal to the Class D Share Exchange Multiple Per Share, plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Class D Special Share prior to the Class D Liquidation Date.

3.3 In the case of a distribution on Class D Special Shares under this Article 3, on or promptly after the Class D Liquidation Date, and subject to the exercise by IMSC of the Class D Liquidation Call Right (as set forth and defined below), the Corporation (or its representative or successor) shall cause to be delivered to the holders of Class D Special Shares the Class D Liquidation Amount for each such Class D Special Share upon presentation and surrender of the certificates representing such Class D Special Shares together with such other documents and instruments as may be required to effect a transfer of Class D Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Class D Special Shares. Payment of the

                                                                            1jjj

Class D Liquidation Amount for such Class D Special Shares shall be made by delivery to each holder at the address of the holder recorded in the securities register of the Corporation for the Class D Special Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Class D Special Shares of certificates representing IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Corporation payable at par in Canadian dollars at any branch of the bankers of the Corporation in Canada in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the Class D Liquidation Amount.

3.4 If on the Class D Liquidation Date the Class D Liquidation Amount in respect of any of the Class D Special Shares payable under Section 3.2 above cannot be paid because the Class D Share Exchange Multiple has not then been determined, then such Class D Liquidation Amount or any part thereof that remains unpaid shall be paid on the earliest subsequent date or dates determined by the Board of Directions on which the Class D Share Exchange Multiple shall have been determined; provided that in such event, the Corporation (or its representative or successor) shall pay to the holders of the Class D Special Shares interest at the rate per annum which is equal to the interest rate charged to the Corporation by its principal banker at the Class D Liquidation Date for operating credit facilities provided to the Corporation, on the principal amount of such outstanding Class D Liquidation Amount, from the Class D Liquidation Date to the date of actual payment thereof.

3.5 On and after the Class D Liquidation Date, the holders of the Class D Special Shares shall cease to be holders of such Class D Special Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the Class D Liquidation Amount in respect of the Class D Special Shares held by them, unless payment of the Class D Liquidation Amount for such Class D Special Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Class D Liquidation Amount has been paid in the manner hereinbefore provided.

3.6 The Corporation (or its representative or successor) shall have the right at any time after the Class D Liquidation Date to deposit or cause to be deposited the Class D Liquidation Amount in respect of the Class D Special Shares represented by certificates that have not at the Class D Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada designated by the Board of Directors of the Corporation (the "Deposit Agent"). Upon such deposit being made, the rights of the holders of Class D Special Shares after such deposit shall be limited to receiving the Class D Liquidation Amount in respect of such Class D Special Shares, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the Class D Liquidation Amount, the holders of

                                                                            1kkk

the Class D Special Shares shall thereafter be considered and deemed for all purposes to be the holders of the IMSC Common Shares delivered to them. After the Corporation has satisfied its obligations to pay the holders of the Class D Special Shares the Class D Liquidation Amount per Class D Special Share pursuant to Section 3.2 above or the amounts payable pursuant to Section 3.1 above, as the case may be, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

3.7 IMSC shall have the overriding right (the "Class D Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation at any time after February 28, 2001 pursuant
Section 3.2 above, to purchase from all, but not less than all, of the holders of Class D Special Shares on the Class D Liquidation Date all, but not less than all, of the Class D Special Shares held by each such holder on payment by IMSC to each holder of an amount per share equal to the Class D Liquidation Amount (as determined pursuant to the provisions of Section 3.2 (the "Class D Liquidation Call Purchase Price"). In the event of the exercise of the Class D Liquidation Call Right by IMSC, each holder shall be obliged to sell all of the Class D Special Shares held by such holder to IMSC on the Class D Liquidation Date on payment by IMSC to the holder of the Class D Liquidation Call Purchase Price for each such share.

3.8 In order to exercise its Class D Liquidation Call Right, IMSC must notify the holders of the Class D Special Shares and the Corporation, of IMSC's intention to exercise such right at least 55 days before the Class D Liquidation Date in the case of voluntary liquidation, dissolution or winding up of the Corporation and at least 5 Business Days before the Class D Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of the Corporation. If IMSC exercises the Class D Liquidation Call Right, then on the Class D Liquidation Date, IMSC will purchase and the holders will sell all of the Class D Special Shares then outstanding for a price per share equal to the Class D Liquidation Call Purchase Price.

3.9 For the purposes of completing the purchase of the Class D Special Shares pursuant to the exercise of Class D Liquidation Call Right, IMSC shall deliver to each holder at the address of the holder recorded in the securities register of the Corporation for the Class D Special Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Class D Special Shares of certificates representing the IMSC Common Shares required to be delivered by IMSC in payment of the Class D Liquidation Call Purchase Price (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque or cheques of the Corporation in Canada payable at par in Canadian dollars at any branch of the bankers of the Corporation in payment of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the Class D Liquidation Amount.

                                                                            1lll

3.10 Provided that the Class D Liquidation Call Purchase Price has been paid as provided for in Section 3.9, on and after the Class D Liquidation Date, the rights of each holder of Class D Special Shares will be limited to receiving the Class D Liquidation Call Purchase Price payable by IMSC in respect of the Class D Special Shares held by such holder upon presentation and surrender by such holder of certificates representing such Class D Special Shares and the holder shall on and after the Class D Liquidation Date be considered and deemed for all purposes to be the holder of the IMSC Common Shares delivered to it. Upon surrender to the Deposit Agent (as defined in Section 3.6 above) of a certificate or certificates representing Class D Special Shares, together with such other documents and instruments as may be required to effect a transfer of Class D Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of IMSC shall deliver to such holder, certificates representing the IMSC Common Shares to which the holder is entitled and a cheque or cheques of IMSC payable at par and in Canadian dollars at any branch of the bankers of IMSC or of the Corporation in Canada in payment of the remaining portion, if any, of the Class D Liquidation Call Purchase Price. If IMSC does not exercise the Class D Liquidation Call Right in the manner described above, on the Class D Liquidation Date, the holders of the Class D Special Shares will be entitled to receive in exchange therefor the Class D Liquidation Amount otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to this
Article 3.

3.11 The Corporation shall provide prompt notice to each holder of outstanding Class D Special Shares of any action, step or proceedings initiated or taken by the Corporation, or another person, in respect of, or for the purpose of, a liquidation, winding-up or dissolution of the Corporation.

           Article 4 - Retraction of Class D Special Shares by Holder

4.1 A holder of Class D Special Shares shall be entitled, at any time after February 28, 2001, subject to the exercise by IMSC of the Class D Retraction Call Right (as set forth and defined below) and otherwise upon compliance with the provisions of this Article 4, to require the Corporation to redeem, on the Class D Retraction Date (defined below), any or all of the Class D Special Shares registered in the name of such holder for an amount per share equal to:
(i) the Current Market Price of one IMSC Common Share determined as at the last Business Day prior to the Class D Retraction Date (as defined below) multiplied by the Class D Share Exchange Multiple Per Share, which shall be paid and satisfied in full by the Corporation causing to be delivered to such holder that number of IMSC Common Shares which is equal to the Class D Share Exchange Multiple Per Share for each Class D Special Share presented and surrendered by the holder plus (ii) an additional amount equivalent to the full amount of all

                                                                            1mmm

dividends declared and unpaid on each Class D Special Share prior to the Class D Retraction Date (collectively, the "Class D Retraction Price"), provided that if the record date for any such declared and unpaid dividend occurs on or after the Class D Retraction Date, the Class D Retraction Price shall not include such additional amount equivalent to the declared and unpaid dividend.

4.2 To exercise the right of retraction provided for in Section 4.1, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Class D Special Shares, the certificate or certificates representing the Class D Special Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Class D Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement in the form attached hereto as Schedule "A", or such other form as may be acceptable to the Corporation, acting reasonably (the "Class D Retraction Request"):

     i) specifying that the holder desires to have all or any number specified therein of the Class D Special Shares represented by such certificate or certificates (the "Retracted Class D Shares") redeemed by the Corporation;

     ii) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Class D Shares (the "Class D Retraction Date"), provided that the Class D Retraction Date shall not be less than five (5) Business Days after the date on which the Class D Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Class D Retraction Request, the Class D Retraction Date shall be deemed to be the tenth (10th) Business Day after the date on which the Class D Retraction Request is received by the Corporation; and

     iii) acknowledging the overriding right (the "Class D Retraction Call Right") of IMSC to purchase all but not less than all the Class D Retracted Shares directly from the holder and that the Class D
          Retraction Request shall be deemed to be a revocable offer by the holders to sell the Retracted Class D Shares to IMSC in accordance with the Class D Retraction Call Right.

4.3 Subject to the exercise by IMSC of the Class D Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in this
Article 4 of a certificate or certificates representing the number of Class D Special Shares which the holder desires to have the Corporation redeem, together with a Class D Retraction Request, and provided that the Class D Retraction Request is not revoked by the holder in the manner specified in Section

                                                                            1nnn

4.10, the Corporation shall redeem the Class D Retracted Shares effective at the close of business on the Class D Retraction Date and shall cause to be delivered to such holder the Class D Retraction Price with respect to such shares. If only a part of the Class D Special Shares represented by any certificate is redeemed or purchased by IMSC pursuant to the Class D Retraction Call Right, a new certificate for the balance of such Class D Special Shares shall be issued to the holder at the expense of the Corporation.

4.4 Upon receipt by the Corporation of a Class D Retraction Request, the Corporation shall immediately notify IMSC thereof. In order to exercise the Class D Retraction Call Right, IMSC must notify the Corporation in writing of its determination to do so (the "Class D Retraction Call Notice") within two (2) Business Days of notification to IMSC by the Corporation of the receipt by the Corporation of the Class D Retraction Request. If IMSC does not so notify the Corporation within such two (2) Business Day period, the Corporation will notify the holder as soon as possible thereafter that IMSC will not exercise the Class D Retraction Call Right. If IMSC delivers the Class D Retraction Call Notice within such two (2) Business Day period, and provided that the Class D Retraction Request is not revoked by the holder in the manner specified in
Section 4.10, the Class D Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Class D Shares to IMSC in accordance with the Class D Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Class D Shares and IMSC shall purchase from such holder and such holder shall sell to IMSC on the Class D Retraction Date the Retracted Class D Shares for a purchase price (the "Class D Retraction Call Purchase Price") per share equal to the Class D Retraction Price per share.

4.5 For the purpose of completing a purchase pursuant to the Class D Retraction Call Right, IMSC shall deposit with the Transfer Agent, on or before the Class D Retraction Date, certificates representing IMSC Common Shares and a cheque in the amount of the remaining portion, if any, of the Class D Retraction Call Purchase Price in respect of the Retracted Class D Shares.

4.6 Provided that the Class D Retraction Call Purchase Price in respect of the Retracted Class D Shares has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Class D Shares pursuant to the Class D Retraction Call Right shall be deemed to have occurred as at the close of business on the Class D Retraction Date and, for greater certainty, no purchase by the Corporation of such Retracted Class D Shares shall take place on the Class D Retraction Date. In the event that IMSC does not deliver a Class D Retraction Call Notice within the said two (2) Business Day period, and provided that the Class D Retraction Request is not revoked by the holder in the manner specified in Section 4.10, the Corporation shall purchase the Retracted Class D Shares on the Class D Retraction Date in the manner otherwise contemplated in this Article 4.

                                                                            1ooo

4.7 Promptly and without delay, the Corporation or IMSC, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Class D Special Shares or at the address specified in the holder's Class D Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation or IMSC, as the case may be, by notice to the holders of Class D Special Shares, certificates representing IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the Class D Retraction Price or the Class D Retraction Call Purchase Price (as the case may be) in respect of the Retracted Class D Shares, and a cheque of the Corporation payable at par in Canadian dollars at any branch of the bankers of the Corporation in Canada in payment of the remaining portion, if any, of the Class D Retraction Price (less any tax required to be deducted and withheld therefrom by the Corporation) or a cheque of IMSC payable at par in Canadian dollars at any branch of the bankers of IMSC in Canada in payment of the remaining portion, if any, of the total Class D Retraction Call Purchase Price (as the case may be) in respect of the Retracted Class D Shares and such delivery of such certificates and cheque by or on behalf of the Corporation or by or on behalf of IMSC (as the case may be) by the Transfer Agent, shall be deemed to be payment of and shall satisfy and discharge all liability for the Class D Retraction Price or Class D Retraction Call Purchase Price (as the case may be) in respect of the Retracted Class D Shares to the extent that the same is represented by such share certificates and cheque (plus any tax required and in fact deducted and withheld therefrom and remitted to the proper tax authority, without interest), unless such cheque is not paid on due presentation.

4.8 On and after the close of business on the Class D Retraction Date, the holder of the Retracted Class D Shares shall cease to be a holder of such Retracted Class D Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Class D Retraction Price or Class D Retraction Call Purchase Price (as the case may be) in respect of such Retracted Class D Shares unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Class D Retraction Price or the Class D Retraction Call Purchase Price (as the case may be) shall not be made, in which case the rights of such holder shall remain unaffected until such Class D Retraction Price or Class D Retraction Call Purchase Price (as the case may be) has been paid in the manner hereinbefore provided. On and after the close of business on the Class D Retraction Date, provided that presentation and surrender of certificates and payment of such Class D Retraction Price or Class D Retraction Call Purchase Price (as the case may be) has been made in accordance with the foregoing provisions, the holder of the Retracted Class D Shares so redeemed by the Corporation or purchased by IMSC shall thereafter be considered and deemed for all purposes to be a holder of the IMSC Common Shares delivered to it.

                                                                            1ppp

4.9 Notwithstanding any other provision of this Article 4, the Corporation shall not be required to redeem Retracted Class D Shares specified by a holder in a Class D Retraction Request to the extent that such redemption of Retracted Class D Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Class D Retraction Date it would not be permitted by any of such provisions to purchase the Retracted
Class D Shares tendered for redemption on such date, and provided that IMSC shall not have exercised the Class D Retraction Call Right with respect to the Retracted Class D Shares, the Corporation shall only be required to redeem Retracted Class D Shares specified by a holder in a Class D Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two (2) Business Days prior to the Class D Retraction Date as to the number of Retracted Class D Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Class D Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall as soon as practicable and from time to time redeem Retracted Class D Shares in accordance with Section 4.3 above on a pro rata basis and shall issue to each holder of Retracted Class D Shares a new certificate, at the expense of the Corporation, representing Class D Special Shares not purchased by the Corporation pursuant to Section 4.3 above. Provided that the Class D Retraction Request is not revoked by the holder in the manner specified in Section 4.10 below, the holder of any such Retracted Class D Shares not redeemed by the Corporation pursuant to Section 4.3 above as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Class D Retraction Request to require IMSC to purchase such Retracted Class D Shares from such holder on the Class D Retraction Date or as soon as practicable thereafter on payment by IMSC to such holder of the Class D Retraction Call Purchase Price for each such Retracted Class D Share.

4.10 A holder of Retracted Class D Shares may, by notice in writing given by the holder to the Corporation no later than the close of business on the Business Day immediately preceding the Class D Retraction Date, withdraw its Class D Retraction Request in which event such Class D Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Class D Retraction Request to sell the Retracted Class D Shares to IMSC shall be deemed to have been revoked.

       Article 5 - Redemption of Class D Special Shares by the Corporation

5.1 In this Article 5, the term "Automatic Redemption Date" means the date for the automatic redemption by the Corporation of the Class D Special Shares pursuant to this Article 5, which date shall be December 1, 2013, unless (a) such date shall be extended at any time or from time to time to a specified later date by the Board of Directors, or (b) such date shall be accelerated at any time to a specified earlier date by the Board of Directors if at such time there are less than 1,000 Class D Special Shares outstanding (other than Class D Special

                                                                            1qqq

Shares held by IMSC and its affiliates and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision, combination or consolidation of or stock dividend on the Class D Special Shares, any issue or distribution rights to acquire Class D Special
Shares or securities exchangeable for or convertible into Class D Special Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets or any other capital reorganization or other transaction affecting the Class D Special Shares.

5.2 Subject to applicable law and if IMSC does not exercise the Class D Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem all but not less than all of the then outstanding Class D Special Shares for an amount per share equal to: (i) the Current Market Price of one IMSC Common Share determined as at the last Business Day prior to the Automatic Redemption Date multiplied by the Class D Share Exchange Multiple Per Share, which shall be paid and satisfied in full by the Corporation causing to be delivered to each holder of a Class D Special Share that number of IMSC Common Shares which is equal to the Class D Share Exchange Multiple Per Share for each Class D Special Share held by such holder, plus (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon (collectively, the "Class D Redemption Price").

5.3 In any case of a redemption of Class D Special Shares under this Article 5, the Corporation shall, at least one hundred and twenty (120) days before the Automatic Redemption Date, send or cause to be sent to each holder of Class D Special Shares a notice in writing of the redemption by the Corporation on the purchase by IMSC under the Class D Redemption Call Right (as set forth and defined below), as the case may be, of the Class D Special Shares held by such holder. Such notice shall set out the formula for determining the Class D Redemption Price or the Class D Redemption Call Purchase Price (as the case may be), the Automatic Redemption Date and, if applicable, particulars of the Class D Redemption Call Right.

5.4 Subject to exercise of the Class D Redemption Call Right, on or after the Automatic Redemption Date, the Corporation shall cause to be delivered to the holders of the Class D Special Shares to be redeemed, the Class D Redemption Price for each such Class D Special Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificate or certificates for the Class D Special Shares to be redeemed, together with such other documents and instruments as may be required to effect a transfer of Class D Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the Class D Redemption Price for such Class D Special Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at the office of the Transfer Agent as may be specified by the Corporation in such notice,

                                                                            1rrr

the certificate or certificates representing the IMSC Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Corporation payable at par in Canadian dollars at any branch of the bankers of the Corporation in Canada in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the Class D Redemption Price. Upon such payment or deposit of the Class D Redemption Price, the holders of the Class D Special Shares redeemed shall be considered and deemed for all purposes to be the holders of the IMSC Common Shares delivered to them.

5.5 Subject to the exercise of the Class D Redemption Call Right, on and after the Automatic Redemption Date, the holders of the Class D Special Shares called for redemption shall cease to be holders of such Class D Special Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the Class D Redemption Price in respect of such Class D Special Shares, unless payment of the Class D Redemption Price for such Class D Special Shares shall not be made upon presentation and surrender of certificates in accordance with Section 5.4, in which case the rights of the holders shall remain unaffected until such Class D Redemption Price has been paid in the manner hereinbefore provided.

5.6 The Corporation shall have the right, at any time after the sending of notice of its intention to redeem the Class D Special Shares as aforesaid, to deposit or cause to be deposited the Class D Redemption Price of the Class D Special Shares so called for redemption, or such of the said Class D Special Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Class D Special Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving the Class D Redemption Price for such Class D Special Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Class D Redemption Price, the holders of the Class D Special Shares so redeemed shall thereafter be considered and deemed for all purposes to be holders of the IMSC Common Shares so delivered to them.

5.7 Notwithstanding the provisions of Section 5.2, IMSC shall have the overriding right (the "Redemption Call Right") notwithstanding the proposed redemption of the Class D Special Shares by the Corporation pursuant to this
Article 5, to purchase all but not less than all of the Class D Special Shares on the Automatic Redemption Date from the holders for a purchase price (the "Class D Redemption Call Purchase Price") per share equal to the Class D
Redemption Price per share. In the event of the exercise of the Class D Redemption Call Right by IMSC, each holder shall be obligated to sell all the Class D Special Shares held by

                                                                            1sss

such holder to IMSC on the Automatic Redemption Date on payment by IMSC to such holder of the Class D Redemption Call Purchase Price for each such share.

5.8 To exercise the Class D Redemption Call Right, IMSC must notify the Transfer Agent, as agent for the holders of the Class D Special Shares and the Corporation, of IMSC's intention to exercise such right not less than one hundred and twenty-five (125) days before the Automatic Redemption Date. The Transfer Agent shall notify the holders of the Class D Special Shares as to whether or not IMSC has exercised the Class D Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by IMSC. If IMSC exercises the Class D Redemption Call Right on the Automatic Redemption Date, IMSC will purchase and the holders will sell all of the Class D Special Shares then outstanding for a price per share equal to the Class D Redemption Call Purchase Price.

5.9 For the purposes of completing the purchase of the Class D Special Shares pursuant to the Class D Redemption Call Right, IMSC shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, certificates representing IMSC Common Shares and a cheque in the amount of the remaining portion, if any, of the Class D Redemption Call Purchase Price in respect of the Class D Special Shares.

5.10 Provided that the Class D Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date the rights of each holder of Class D Special Shares will be limited to receiving the Class D Redemption Call Purchase Price payable by IMSC in respect of the Class D Special Shares upon presentation and surrender by the holder of certificates representing such Class BD Special Shares and the holder shall, with respect to the Class D Special Shares so purchased, on and after the Class D Redemption Date, be considered and deemed for all purposes to be the holder of IMSC Common Shares delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing the Class D Special Shares so purchased, together with such other documents and instruments as may be required to effect a transfer of Class D Special Shares according to the applicable statutory requirements and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of IMSC shall deliver to such holder, certificates representing the IMSC Common Shares to which the holder is entitled and a cheque or cheques of IMSC payable in at par in Canadian dollars at any branch of the bankers of IMSC in Canada in payment of the remaining portion, if any, of the Class D Redemption Call Purchase Price. If IMSC does not exercise the Class D Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Class D Special Shares will be entitled to receive in exchange therefor the Class D Redemption Price otherwise payable by the Corporation pursuant to this
Article 5.

                                                                            1ttt

                      Article 6 - Purchase for Cancellation

6.1 Subject to applicable law, the Corporation may at any time and from time to time offer to purchase for cancellation all or any part of the outstanding Class D Special Shares at any price by the tender to all holders of record of Class D Special Shares then outstanding together with an amount equal to all declared and unpaid dividends thereon. The holders of Class D Special Shares may accept or refuse such offer at their discretion. If in response to an invitation for tenders under the provisions of this Article 6, more Class D Special Shares are tendered than the Corporation is prepared to purchase, the Class D Special Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation. If only part of the Class D Special Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

                       Article 7 - Amendment and Approval

7.1 The rights, privileges, restrictions and conditions attaching to the Class D Special Shares may be added to, changed or removed but only with the approval of the holders of the Class D Special Shares given as hereinafter specified.

7.2 Any approval given by the holders of the Class D Special Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class D Special Shares or any other matter requiring the approval or consent of the holders of the Class D Special Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by a resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class D Special Shares duly called and held at which the holders of at least 50% of the outstanding Class D Special Shares at that time are present or represented by proxy; provided that such approval must be given also by the affirmative vote of holders of more than two-thirds of the Class D Special Shares represented in person or by proxy at the meeting excluding Class D Special Shares beneficially owned by IMSC or any of its Affiliates (as such term is defined in the Business Corporations Act (Ontario)). If at any such meeting the holders of at least 50% of the outstanding Class D Special Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten (10) days thereafter and to such time and place as may be designed by the Chairman of such meeting. At such adjourned meeting the holders of Class D Special Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class D Special Shares.

                                                                            1uuu

                                  SCHEDULE "A"

          TO THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF THE
       CLASS B SPECIAL SHARES, CLASS C SPECIAL SHARES AND CLASS D SPECIAL
                                     SHARES


                               RETRACTION REQUEST

            TO: International Menu Solutions Inc. (the "Corporation")


     TAKE NOTICE THAT the undersigned, the holder of Class _______________ Shares of the Corporation, does hereby require the Corporation to redeem [INSERT NUMBER] of such Class _________________ Shares (the "Retracted Shares") on the _____ day of ____________, _____ (the "Retraction Date").

     AND FURTHER TAKE NOTICE THAT the undersigned acknowledges that International Menu Solutions Corporation ("IMSC") has the right to exercise the Class ____________ Retraction Call Right and in that event this Retraction Request shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to IMSC in accordance with the terms and conditions set out in the share provisions of the Class _____________ Shares.

              DATED this __________ day of _____________, ________.




                                                     ___________________________
                                                     Signature

                                                                            1vvv

                 RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS
                    OF THE CLASS E SPECIAL SHARES AS A CLASS

     The rights, privileges, restrictions and conditions attaching to the Class E Special Shares, as a class, are as follows:


          Article 1 - Directors' Authority to Issue One or More Series

1.1 The board of directors of the Corporation may issue the Class E Special Shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the board of directors of the Corporation shall, subject to the limitations set out in the articles, fix the number of shares in such series and, determine the designation, rights, privileges, restrictions and conditions to attach to the shares of such series including, without limiting the generality of the foregoing, the rate or rates, amount or method or methods of calculation of preferential dividends, whether cumulative or non-cumulative or partially cumulative, and whether such rate(s), amount or method(s) of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date or dates from which such preferential dividends shall accrue, the redemption price and terms and conditions of redemption (if any), the rights of retraction (if any), and the prices and terms and conditions of retraction and whether any additional rights of retraction may be vested in such holders in the future, voting rights and conversion or exchange rights (if any) and any sinking fund, purchase fund or other provisions attaching thereto. Before the issue of the first shares of a series, the board of directors of the Corporation shall send to the Director (as defined in the Business Corporations Act (Ontario)) articles of amendment in the prescribed form containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the board of directors of the Corporation.


                  Article 2 - Ranking of Class E Special Shares

2.1 No rights, privileges, restrictions or conditions attaching to a series of Class E Special Shares shall confer upon a series a priority in respect of dividends or return of capital in the event of the liquidation, dissolution or winding-up of the Corporation over any other series of Class E Special Shares. The Class E Special Shares of each series shall rank on a parity with the Class E Special Shares of every other series with respect to priority in the payment of dividends and the return of capital and the distribution of assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.


2.2 The Class E Special Shares shall be entitled to a preference over the Common Shares, and shall rank on a parity with each of the Class X Shares, the Class B Special Shares, the Class

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C Special Shares and the Class D Special Shares,  with respect to the payment of
dividends  and  the   distribution  of  assets  in  the  event  of  liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distributions of assets of the Corporation among its shareholders for the purpose of winding up its affairs. The Class E Special Shares of any series may also be given such other preferences not inconsistent with the rights, privileges, restrictions and conditions attached to the Class E Special Shares as a class over the Common Shares of the Corporation and over any other shares ranking junior to the Class E Special Shares as may be determined in the case of such series of Class E Special Shares.

2.3 If any amount of cumulative dividends, whether or not declared, or declared non-cumulative dividends or amount payable on a return of capital in the event of the liquidation, dissolution or winding-up of the Corporation in respect of a series of Class E Special Shares is not paid in full, the Class E Special Shares of all series shall participate rateably in respect of all accumulated cumulative dividends, whether or not declared, and all declared non-cumulative dividends in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of amounts payable on return of capital in the event of the liquidation, dissolution or winding-up of the Corporation in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Class E Special Shares with respect to amounts payable on return of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

                            Article 3 - Voting Rights

3.1 Except as hereinafter referred to or as otherwise provided by law or in accordance with any voting rights which may from time to time be attached to any series of Class E Special Shares, the holders of the Class E Special Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.


                 Article 4 - Amendment With Approval of Holders

4.1 The rights, privileges, restrictions and conditions attached to the Class E Special Shares as a class may be added to, changed or removed but only with the approval of the holders of the Class E Special Shares given as hereinafter specified.


                       Article 5 - Approval of the Holders

5.1 Any approval given by the holders of the Class E Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class E Shares or any other matter requiring the approval or consent of the holders of the Class E Shares shall be deemed to have


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been  sufficiently  given  if it  shall  have  been  given  in  accordance  with applicable law subject to a minimum requirement that such approval be evidenced by a resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class E Shares duly called and held at which holders of at least 50% of the outstanding Class E Shares at that time are present and represented by a proxy; provided that such approval must be given also by the affirmative vote of holders of more than two-thirds of the Class E Shares represented in person or by proxy at the meeting excluding Class E Shares beneficially owned by IMSC or any of its Affiliates (as such term is defined in the Business Corporations Act (Ontario)). If at any such meeting of the holders of at least 50% of the outstanding Class E Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten days thereafter and to such time and place as may be designated by the chairman of such meeting. At such adjourned meeting, the holders of Class E Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class E Shares.

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5.   The amendment has been duly  authorized as required by sections 168 and 170
     (as applicable) of the Business Corporations Act.

     La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.


6.   The  resolution   authorizing   the  the  amendment  was  approved  by  the
     shareholders/directors (as applicable) of the corporation on

     Les actionnaires oules administrateurs (selon le cas) de la societe ont approuve la resolution autorisant la modification le


                                30, April, 1999
--------------------------------------------------------------------------------
                               (Day, Month, Year)
                              (jour, mois, annee)

These articles are signed in duplicate.

Les presents statuts sont signes en double exemplaire.


                                        INTERNATIONAL MENU SOLUTIONS
                                                      INC.
                                        ----------------------------
                                            (Name of Corporation)
                                      (Denomination sociale de la societe)

                              By/Par: /s/ Michael A. Steele
                                      -------------------------------------
                                      (Signature)   (Description of Office)
                                      (Signature)        (Fonction)

                                        Michael A. Steele, President